UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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SKILLZ INC.
(Name of Registrant as Specified in its Charter)
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October [ ], 2024
Dear Fellow Stockholder:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Skillz Inc. (the “Company,” “Skillz,” “we,” “our” or “us”) to be held through a virtual web conference at www.virtualshareholdermeeting.com/SKLZ2024 on December 9, 2024, at 10:00 a.m. Pacific Time. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit questions during the meeting by logging in to the website listed above using your 16-digit control number, which can be found in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are admitted when the meeting starts.
We have included with this letter, a proxy statement that provides you with detailed information about the Annual Meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about Skillz from documents we have filed with the Securities and Exchange Commission (the “SEC”).
We are delivering our proxy statement pursuant to the SEC rules that allow companies to furnish proxy materials to their stockholders over the Internet. We believe that this delivery method expedites stockholders’ receipt of proxy materials and lowers the cost and environmental impact of our Annual Meeting. On or about October [ ], 2024, we will mail to our stockholders a notice containing instructions on how to access our proxy materials. In addition, the notice includes instructions on how you can receive a paper copy of our proxy materials.
You are being asked at the Annual Meeting to vote on the following matters:
1.	To elect the directors and nominees named in this proxy statement to serve on the Board of Directors (the “Board”);
2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.
To approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”) to give the Board of Directors discretionary authority to fill vacancies in the Board without a waiting period; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
We encourage you to vote your shares prior to the Annual Meeting. You may vote your shares through one of the methods described in the enclosed proxy statement. We strongly urge you to read the accompanying proxy statement carefully and to vote FOR the nominees proposed by the Board of Directors and FOR the other proposals by following the voting instructions contained in the proxy statement.
Sincerely,

Andrew Paradise
Chief Executive Officer and Chairman of the Board of Directors
This proxy statement is dated October [ ], 2024 and is first being made available to stockholders on October [ ], 2024.

6625 Badura Ave
Las Vegas, Nevada 89118
NOTICE OF 2024 ANNUAL MEETING
OF STOCKHOLDERS
To Be Held on December 9, 2024

The Annual Meeting of Stockholders (the “Annual Meeting”) of Skillz Inc. (the “Company,” “Skillz,” “we,” “our” or “us”) will be held on Monday December 9, 2024, at 10:00 a.m. Pacific Time, through a virtual web conference. Online check-in will be available beginning at 9:30 a.m. Pacific Time. Please allow ample time for the online check-in process. The items of business are:
		Date:	December 9, 2024
		Time:	10 a.m. Pacific Time (1 p.m. Eastern Time)
1.	Election of the directors and nominees named in this proxy statement to serve on the Board;	Record Date:	October 7, 2024
2.	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;	Virtual Meeting Site:	www.virtualshareholder meeting.com/SKLZ2024
3.	Approve an amendment to the Company’s Charter to give the Board discretionary authority to fill vacancies in the Board without a waiting period; and
IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL PROMPTLY VOTE AND SUBMIT YOUR PROXY BY TELEPHONE, MAIL, OR VIA THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board has fixed the close of business on October 7, 2024, as the record date (the “Record Date”) for determining holders of our Common Stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. To participate in the Annual Meeting, you will need your 16-digit control number, which can be found in your Notice of Internet Availability of the Proxy Materials (the “Notice”), on your proxy card, or on any additional voting instructions accompanying these proxy materials.
By Order of the Board,
Nikul Patel
Interim General Counsel
Date: October [ ], 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 9, 2024.
We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. We will mail the Notice to certain of our stockholders. This Notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise. Websites throughout this proxy statement are provided for reference only. Websites referred to herein are not incorporated by reference into this proxy statement.

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ELECTION OF DIRECTORS
(PROPOSAL NO. 1)
Upon the recommendation of our Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board has nominated the seven individuals listed below to stand for election to the Board for a one-year term ending at the annual meeting of stockholders in 2025 or until their successors, if any, are elected or appointed. Our Fourth Amended and Restated Certificate of Incorporation (the “Charter”) and our Amended and Restated Bylaws (“Bylaws”) provide for the annual election of directors. Each director nominee must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). Unless contrary instructions are given, the shares represented by your proxy will be voted FOR the election of all director nominees.
Our Chief Executive Officer and Chairman of the Board, Mr. Paradise, beneficially owns 100% of the Company’s Class B Common Stock and controls a majority of the voting power of all outstanding capital stock. As a result, Mr. Paradise has the power to elect each of the nominees named in this proxy statement.
All of the director nominees listed below have consented to being named in this proxy statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by the Board. Alternatively, the Board may reduce the number of directors to be elected at the Annual Meeting.

Name	Position	Audit Committee	Compensation Committee	Nominating Committee
Andrew Paradise	Chief Executive Officer and Chairman of the Board			C
Anthony Cabot	Independent Director			X
Casey Chafkin	Director			X
Henry Hoffman	Independent Director	X	X
Alexender Mandel	Independent Director	C
Kent Wakeford	Independent Director	X	C

“C” = Chair of Committee
“X” = Member of Committee
Biographical information relating to each of the director nominees is set forth below under “Directors and Management” and incorporated by reference herein.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

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DIRECTORS AND MANAGEMENT
Director Biographical Information
The names of our directors, certain biographical information about our directors, and the experiences, qualifications, attributes or skills that the Nominating Committee considered when recommending the directors for nomination, are set forth below. Ages are as of October [ ], 2024.

ANDREW PARADISE Chief Executive Officer and Chairman of the Board Age: 42 Board Committees: • Nominating Committee (Chair)

Mr. Paradise is the Chief Executive Officer, Chairman of the Board and founder of Skillz (NYSE: SKLZ). Since its founding in 2012, Mr. Paradise has grown Skillz into a leading mobile games platform for fair, fun, and meaningful competition, backed by leading venture capitalists, media companies, and professional sports leagues and franchises. Mr. Paradise is a thought leader, inventor, and serial entrepreneur with a successful track record. Prior to Skillz, Mr. Paradise founded AisleBuyer, which was best known for pioneering mobile self-checkout prior to its sale to Intuit (NASDAQ: INTU) in 2012. Mr. Paradise has been the founding inventor behind companies in different technology sectors ranging from eCommerce to image recognition to HR technology. He is a regular contributor to Forbes and has been featured in outlets such as The Wall Street Journal, BBC, Bloomberg, Fast Company, CNBC and was named to the San Francisco Business Times’ 40 Under 40 Class of 2018. Mr. Paradise’s industry experience, leadership abilities and strategic insight make him a valued member of the Board.

CASEY CHAFKIN Director Age: 40 Board Committees: • Nominating Committee

Mr. Chafkin is a Director and co-founder of Skillz. Since its founding in 2012 until September 2024, Mr. Chafkin served as the Chief Strategy Officer of Skillz where he was responsible for growing Skillz into the leading mobile games platform for fair, fun and meaningful competition, backed by leading venture capitalists, media companies, and professional sports leagues and franchises. Prior to Skillz, Mr. Chafkin was the VP of Business Development for AisleBuyer (now Intuit GoPayment) (NASDAQ: INTU) from 2010 to 2012. He is an expert in mobile payments and performance marketing. Mr. Chafkin received his B.S. in economics from Duke University and his MBA from Harvard Business School. As a leader, entrepreneur, and co-founder, Mr. Chafkin has been featured in outlets such as CNBC, VentureBeat, and Silicon Valley Business Journal. Mr. Chafkin’s leadership and business experience, along with his experience in the industry make him a valued member of the Board.

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HENRY HOFFMAN Director Age: 41 Board Committees: • Audit Committee • Compensation Committee

Mr. Hoffman has served on the Board since August 2022. Mr. Hoffman is a Partner at SL Advisors and Portfolio Manager of the SL Advisors MLP & Infrastructure SMA strategies. Mr. Hoffman is also Co-Portfolio Manager of the Catalyst Energy Infrastructure Fund and Co-Portfolio Manager for the Rational Inflation Growth Fund. Mr. Hoffman is co-creator of the American Energy Indices, with a deep passion for the energy infrastructure space. Mr. Hoffman has been with SL Advisors since 2010. Before joining SL Advisors, Mr. Hoffman worked as a buy-side equity analyst for PNC Capital Advisors and a private equity real estate analyst for PNC Realty Investors. Mr. Hoffman graduated from Duke University with a Bachelor of Science in economics and a minor in chemistry. Mr. Hoffman's extensive experience in the financial services industry makes him a valued member of the Board.

ANTHONY CABOT Director Age: 68 Board Committees: • Nominating Committee

Mr. Cabot has served on the Board since October 2024. Anthony Cabot held the position of Distinguished Fellow of Gaming Law at the UNLV Boyd School of Law until May 2023, overseeing the esteemed gaming law program. For over two decades, he shared his expertise not only with students but also with legislators and regulators worldwide. Prior to transitioning to academia full-time in March 2018, Professor Cabot spent 37 years practicing gaming law. Notably, he chaired the gaming law practice and served on the executive committee at Lewis Roca Rothgerber Christie LLP. Since the outset of his career in 1981, Professor Cabot has been instrumental in shaping significant gaming legislation both domestically in Nevada and on the international stage. Known for his prolific writing, he has authored or edited thirteen books on gaming-related topics, including “Sports Wagering in America: Policies, Economics, and Regulation” (2018), “Regulating Land-based Casinos” (2nd ed. 2018), “The Law of Gambling and Regulated Gaming: Cases and Materials” (3rd ed. 2021), “Regulating Internet Gaming: Challenges and Opportunities” (2013), and “Practical Casino Math” (2nd ed. 2005). Additionally, he is a founding member and former president of the International Masters of Gaming Law.

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ALEXANDER MANDEL Director Age: 54 Board Committees: • Audit Committee (Chair)

Mr. Mandel has served on the Board since January of 2023 and is an independent financial consultant. He served as Chief Financial Officer of the Influential Network Inc., a privately-held influencer marketing company, from January 2022 through September 2023, and as Interim Chief Financial Officer through December 2023. From January 2019 through December 2021, he served as Chief Financial Officer of Fluent, Inc. (NASDAQ: FLNT) and as an independent financial consultant to the company from July 2018 through December 2018. From February 2016 to June 2018, Mr. Mandel served as the Chief Financial Officer of IAC Applications, a division of IAC/InterActiveCorp (NASDAQ: IAC). From 2010 to 2015, Mr. Mandel was employed by LendingTree, Inc. (NASDAQ: TREE), including as its Chief Financial Officer from 2012 to 2015. He was a Managing Director at Centerview Partners LLC, an investment banking advisory firm in New York City, from 2008 to 2010. Prior to that, Mr. Mandel held various positions at investment banking firm Bear, Stearns & Co. Inc. from 1996 to 2008, including Managing Director beginning in 2003. He received his Bachelor of Arts in Economics from Tufts University and his Masters of Business Administration from Columbia Business School. Mr. Mandel's decades of financial experience, coupled with his deep understanding of user acquisition, makes him a valued member of the Board.

KENT WAKEFORD Director Age: 55 Board Committees: • Audit Committee • Compensation Committee (Chair)

Mr. Wakeford has been an independent director of Skillz since 2020 and has more than 20 years of experience in the technology, digital media, ad tech, gaming and esports industries. Mr. Wakeford has co-founded multiple companies, including Gen.G Esports (“Gen.G”), tvScientific, Colossal Inc. (“Colossal”), Integral Ad Science, and Rally Networks. Mr. Wakeford currently serves as Co-Chief Executive officer of Form Bio since 2022 and as a director of tvScientific since 2017. Mr. Wakeford previously served as Chief Operating Officer of Colossal from March 2021 to September 2022 and in various roles at Gen.G, including President, Chief Operating Officer and Vice Chairman of the Board of Directors, from June 2017 to October 2022. He has extensive experience in the game industry having served as Chief Operating Officer of Kabam from 2014 to 2017, where he helped grow Kabam to a globally diverse game company with over 1,000 employees in seven countries. Kabam games were played by over 500 million people around the world and generated over a billion dollars in revenue. Mr. Wakeford helped lead the sale of Kabam to Netmarble Games for $800 million. Mr. Wakeford is a co-inventor on over 80 issued patents in the game industry and a prolific industry spokesperson featured in Bloomberg, CNBC, The Wall Street Journal, Los Angeles Times, and ESPN. Mr. Wakeford received an undergraduate degree from the University of California, Los Angeles and a Juris Doctor from the University of Southern California. Mr. Wakeford’s leadership experience and industry experience make him a valued member of the Board.

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Executive Officers of the Company (as of October [ ], 2024)

Andrew Paradise Chief Executive Officer Age: 42	See “Directors and Management—Director Biographical Information” above for a description of Mr. Paradise’s experience.

Nikul D. Patel Interim General Counsel Age: 37
Mr. Patel joined the Company on March 10, 2024 as the Interim General Counsel of the Company. Prior to joining the Company, Mr. Patel worked at the Company as a secondee from King & Spalding LLP since July, 2023. Prior to that, Mr. Patel was a Senior Associate at King & Spalding LLP since May 2021. Prior to joining King & Spalding LLP, Mr. Patel was an associate at Womble Bond Dickinson (US) LLP from March 2017 to May 2021. Mr. Patel received his Juris Doctorate from the University of North Carolina School of Law and a Bachelor of Arts in Psychology from the University of North Carolina at Chapel Hill.

Gaetano Franceschi Chief Financial Officer Age: 52
Mr. Franceschi joined the Company on January 8, 2024 to serve as the Chief Financial Officer of the Company. Prior to joining Skillz, Mr. Franceschi served as the Senior Vice President and Head of Finance of Compass from March 2023 until December 2023, where he also served as the Vice President and Head of Finance from May 2021 to February 2023. Prior to Compass, a real estate technology company, Mr. Franceschi served as the CFO of Amazon Games from August 2019 until April 2021, and served as the CFO of Amazon Web Services Data Center General Services from April 2017 to July 2019. Prior to that, Mr. Franceschi served in a variety of positions at Citi from November 2011 to March 2017, including CFO of Corporate Real Estate, Global Head of FP&A Ops & Tech, and CFO of Global Re-engineering. Mr. Franceschi holds a Master’s in Business Administration from Columbia University and a Bachelor of Science in Industrial Engineering from Northwestern University.

Salvatore Lento, Jr. Controller Age: 53
Mr. Lento joined the Company on November 13, 2023. Prior to joining Skillz, Mr. Lento served as the Vice President of Technical and Acquisition Accounting at Ingenovis Health, Inc., a company that provides a full array of clinical support staff to hospital systems and medical organizations across the U.S., from July 2022 until October 2023. From February 2021 to July 2022, Mr. Lento served as the Vice President of Accounting of P3 Health Partners, Inc., a population health management company. From February 2019 to February 2021, Mr. Lento served as the Independent/Fractional CFO and Corporate Controller for Enavate, Inc., a SaaS/professional services partner for Microsoft. From December of 2012 to November of 2018, Mr. Lento served as the CFO/Global Controller & Co-Founder of ComFreight Holdings, LLC, a commercial logistics fintech platform. Mr. Lento received his Bachelor of Business Administration Finance from Western Connecticut State University.

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CORPORATE GOVERNANCE
Structure of the Board
Our business and affairs are managed under the direction of our Board. Our directors have been elected to serve a term ending at the Annual Meeting. Pursuant to our Charter, the number of our directors will generally be determined from time to time by resolution of the Board and currently may not exceed nine members unless approved in accordance with the Charter. Our Board currently consists of six persons and all six are standing for reelection.
Criteria for Selection of Directors
The Nominating Committee is responsible for identifying individuals that are qualified to become members of the Board and ensuring that the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds. Pursuant to our Corporate Governance Guidelines, the Nominating Committee may take into account many factors and seek individuals with backgrounds and qualities that, when combined with those of the Company’s incumbent directors, provide a blend of skills and experience to further enhance the effectiveness of the Board. Consideration will be given to individual qualifications, including, but not limited to: relevant career experience; strength of character; judgment; familiarity with the Company’s business and industry; independence of thought; ability to work collegially; diversity of background and perspective, for example, with respect to age, gender, race, ethnicity, place of residence, specialized experience and global perspective; and all other factors deemed appropriate. Such other factors may include, but are not limited to: existing commitments to other businesses; potential conflicts of interest with other pursuits; legal considerations; corporate governance background; financial and accounting background; executive compensation background; relevant industry experience and technical skills; and the size, composition and combined expertise of the existing Board.
Committees of the Board
The standing committees of the Board consist of an Audit Committee, a Compensation Committee and a Nominating Committee. The Board may from time to time establish other committees.
Skillz’s Chief Executive Officer and other executive officers regularly report to the non-executive directors and the Audit Committee, the Compensation Committee and the Nominating Committee to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. The charters of the Audit Committee, the Compensation Committee and the Nominating Committee are available on our website at https://investors.skillz.com/governance/governance-documents. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement.
Audit Committee
Our Audit Committee consists of Messrs. Mandel (Chair), Hoffman and Wakeford. Each member of the Audit Committee qualifies as an independent director under the New York Stock Exchange (the “NYSE”) corporate governance standards applicable to audit committee members and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and all such members are financially literate. Mr. Mandel qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NYSE. The primary purpose of the Audit Committee is to assist the Board in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) Skillz’s independent registered public accounting firm’s qualifications, independence and performance, (4) the performance of Skillz’s internal audit function, and (5) to prepare the audit committee report required by the SEC to be included in Skillz’s proxy statement.
Compensation Committee
The Compensation Committee consists of Messrs. Wakeford (Chair) and Hoffman each of whom qualifies as (i) an “independent director” under the NYSE Listing Rules (ii) an “outside director” under Section 162(m) of the Internal Revenue Code (the “Code”) and (iii) “non-employee directors” as defined pursuant to Rule 16b-3 of the Exchange Act. The purpose of the Compensation Committee is to assist the Board in discharging its responsibilities relating to (1) setting Skillz’s compensation program and compensation of its executive officers and directors, (2) monitoring Skillz’s incentive and equity-based compensation plans and (3) preparing the compensation committee report required to be included in Skillz’s proxy statement under the rules and regulations of the SEC.

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The Compensation Committee also has the authority, in its sole discretion, to select and retain any compensation consultant to be used by the Company to assist with the execution of the Compensation Committee’s duties and responsibilities, or to engage independent counsel or other advisors as it deems necessary or appropriate to carry out its duties. In 2024, the Compensation Committee continued its engagement with Pearl Meyer & Partners, LLC (“Pearl Meyer”), a national compensation consulting firm, as an independent compensation consultant to assist with advice on executive compensation, director compensation, and incentive plan design.

Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee was at any time during fiscal year 2023, or at any other time, one of our officers or employees. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board or member of our Compensation Committee.

Nominating and Corporate Governance Committee
The Nominating Committee consists of Messrs. Paradise (Chair), Chafkin and Cabot. Mr. Cabot is a non-employee director and is independent as defined in the listing standards of the NYSE. Mr. Paradise is an employee director and neither Messrs. Paradise nor Chafkin is independent. The Company is availing itself of the “controlled company” exception with respect to the requirement that the Nominating Committee be composed of entirely independent directors. See “Corporate Governance—Controlled Company Exemption” for more information. The primary purpose of the Nominating Committee is to assist the Board in discharging its responsibilities relating to (1) identifying individuals qualified to become new Board members, consistent with criteria approved by the Board, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, (3) identifying Board members qualified to fill vacancies on any Board committee and recommending that the Board appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the Board corporate governance principles applicable to Skillz and (5) overseeing the evaluation of the Board and management.
Continuation of 2022 Special Task Force on Material Weakness Remediation
In 2022, in light of the discovery of material weaknesses in change management procedures and controls, the Board formed a special task force comprised solely of independent directors (the “Special Task Force”). The Special Task Force was charged with monitoring the remediation efforts of the material weaknesses. The task force continued its work throughout 2023. In 2023, the Special Task Force consisted of Mr. Wakeford and Mr. Mandel.
Board and Committee Self-Evaluations
At Skillz, we are strong believers in continuous improvement. To that end, our Board utilizes a comprehensive, multi-part process for its ongoing self-evaluation to ensure that the Board is operating effectively and that its processes reflect best practices. Our Board believes that this process supports continuous improvement and provides opportunities to strengthen Board and committee effectiveness. Each year, the Company’s Nominating Committee oversees the evaluation process to ensure that the full Board and each committee conduct an assessment of their performance and solicit feedback for enhancement and improvement. The Board conducts an annual self-evaluation to review the effectiveness of the Board and its committees, led by our independent directors. In this comprehensive review, the self-evaluation focuses on:
•	The composition of the Board, including the size, mix of skills and experience and director nomination practices;
•	The promotion of rigorous decision making by the Board and its committees;
•	The effectiveness of the Board and committee evaluation processes;
•	The overall functioning of the Board and its committees;
•	The quality and scope of the materials distributed in advance of meetings; and
•	The Board’s access to Company executives and operations.

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Each committee also performs a self-evaluation on an annual basis, which is held in executive session for the Audit and Compensation Committees and led by the committees’ respective chairs. The chairs of the Audit and Compensation Committee share insights from their self-evaluations with the full Board and management. Self-evaluation items requiring follow-up and execution are monitored on an ongoing basis by the Board, each of the committees, and by management. While this formal self-evaluation is conducted on an annual basis, the evaluation process is an ongoing process throughout the year, with the Chairman consistently soliciting feedback from independent directors on the functioning of the Board.
Controlled Company Exemption
Our Chief Executive Officer and Chairman of the Board, Mr. Paradise, beneficially owns 100% of the Company’s Class B Common Stock and controls a majority of the voting power of all outstanding capital stock. As a result, the Board has determined Skillz is a “controlled company” within the meaning of corporate governance standards of the NYSE. Under these corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that its board of directors have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Skillz has elected to take advantage of the exemptions pertaining to the independence of the Nominating Committee. If Skillz ceases to be a “controlled company” and its shares continue to be listed on the NYSE, we will be required to comply with all applicable NYSE corporate governance standards and, depending on the Board’s independence determination with respect to its then-current directors, Skillz may be required to add additional directors to its Board in order to achieve such compliance within the applicable transition periods.
Independence of Directors
NYSE rules generally require that independent directors must comprise a majority of a listed company’s board of directors. As a controlled company, we are exempt from such requirements. No director qualifies as independent unless the Board determines that the director has no direct or indirect material relationship with the Company. In addition to considering the NYSE independence criteria, the Board will consider all relevant facts and circumstances of which it is aware in making an independence determination with respect to any director. The Board has made director independence determinations with respect to each of our current directors. Based on the NYSE independence guidelines, the Board has affirmatively determined that: (i) four of our current directors, Messrs. Hoffman, Mandel, Cabot and Wakeford (A) have no relationships or only immaterial relationships with us, (B) meet the NYSE independence guidelines with respect to any such relationships and (C) are independent; (ii) two of our current directors Messrs. Paradise and Chafkin are not independent as Mr. Paradise is our Chief Executive Officer and Mr. Chafkin was our Chief Strategy Officer until September 2024, and (iii) a proposed director nominee.
Board’s Role in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly, with support from its three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee, each of which addresses risks specific to its respective areas of oversight. In particular, as more fully described below, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk taking. Our Nominating Committee provides oversight with respect to governance-related risks and monitors the effectiveness of our corporate governance guidelines. The Board believes that the administration of its risk oversight function has not affected its leadership structure.
Particularly, with respect to cybersecurity risk, the Company has implemented policies and processes designed to detect, prevent, and respond to cybersecurity incidents. All these policies are reviewed annually and updated as needed to address emerging risks or gaps in compliance. If a material cybersecurity breach occurs, the incident will be reviewed to determine whether further escalation is appropriate. Any incident assessed as potentially being or becoming material will immediately be escalated for further assessment and reported to designated members of our executive leadership team and if deemed necessary, the Board. We plan to consult with outside counsel as appropriate, including on materiality analysis and disclosure matters, and make the final materiality determination regarding disclosure and other compliance decisions. We also plan to keep our independent public accounting firm informed of such incidents as appropriate. While we maintain cybersecurity insurance, the costs related to cybersecurity threats or disruptions may not be fully insured.

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Our Board has the ultimate responsibility for oversight of our risk management framework. The Board receives information and periodic updates and actively engages with management with respect to the effectiveness of the Company’s cybersecurity and information security framework, data privacy, and risk management. In addition, as necessary, the Board receives reports summarizing threat detection and mitigation plans, audits of internal controls, training and certification, and other cyber priorities and initiatives, as well as timely updates from management on material incidents relating to information systems.
Other Board Information
Leadership Structure of the Board
We believe that the structure of our Board and its committees provides strong overall management of our Company. In accordance with our Corporate Governance Guidelines, our Board does not currently have a policy as to whether the offices of the Chair of the Board and Chief Executive Officer should be separate. Our Board, in consultation with our Nominating Committee, believes that it should have the flexibility to make this determination as circumstances require, and in a manner that it believes is best to provide appropriate leadership. Pursuant to our Corporate Governance Guidelines, from time to time, our Board may determine that it should have a Lead Independent Director who may perform such additional duties as our Board may otherwise determine and delegate. Our Nominating Committee will periodically consider our Board’s leadership structure and make recommendations to change the structure as it deems appropriate. Currently, Mr. Paradise serves as our Chief Executive Officer and Chairman of the Board and we do not have a Lead Independent Director. As a founder of our Company, Mr. Paradise is best positioned to identify strategic priorities, lead critical discussion and execute our business plans. The Board believes that this overall structure meets the current corporate governance needs and oversight responsibilities of the Board. Mr. Paradise oversees all Board meetings. Moreover, the Board believes that the independent directors, who comprise a majority of the Board, provide effective oversight of management.
Director Attendance at Board Meetings and Annual Meeting of Stockholders
In 2023, the Board held six meetings, the Audit Committee held four meetings, the Compensation Committee held two meetings and the Nominating Committee held two meetings. The Board and the Nominating Committee recognize the importance of director attendance at Board and committee meetings. In 2023:
•	All directors attended all Board meetings (other than one director who missed one meeting); and
•	Attendance for committee meetings was at least 80% for each director.
None of the seven directors serving on the Board at the time of the Skillz’s 2023 Annual Meeting of Stockholders attended the meeting. Skillz has no formal policy on director attendance at annual meetings of stockholders, but members of the Board are strongly encouraged to attend annual meetings of stockholders.
Meetings of Non-Employee Directors
In accordance with our Corporate Governance Guidelines and the listing standards of the NYSE, our non-employee directors meet regularly in executive sessions of the Board without management present. Historically, Mr. Wakeford has presided over these executive sessions. Additionally, executive sessions of the non-management directors are led by the Chairs of the Compensation and Audit Committees, respectively, at least once per year.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at https://investors.skillz.com/governance/governance-documents. The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement. To the extent required by law, we expect to disclose any amendments to the code, or any waivers of its requirements, on our website.
Corporate Governance Guidelines
Our Board adheres to governance principles designed to ensure the continued vitality of the Board and excellence in the execution of its duties. The Board has had in place a set of corporate governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of the Board to be comprised of independent directors (except as otherwise permitted by NYSE rules), the importance of stock ownership by the Board to align the interests of directors and stockholders, and access by the Board to Company management and independent advisors. These guidelines are available on our website at https://investors.skillz.com/governance/governance-documents.

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Communications to the Board
Stockholders and interested parties can contact the Board (including the Chairman of the Board and non-employee directors) through email at nonmanagement-directors@skillz.com or through written communication sent to Skillz Inc., 6625 Badura Avenue, Las Vegas, Nevada 89118, Attention: Nikul D. Patel, Interim General Counsel. Our Corporate Secretary reviews all written communications and forwards to the Board a summary and/or copies of any such correspondence that is directed to the Board or that, in the opinion of the Corporate Secretary, deals with the functions of the Board or Board committees or that he otherwise determines requires the Board’s or any Board committee’s attention. Concerns relating to accounting, internal accounting controls or auditing matters are promptly brought to the attention of our internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters. From time to time, the Board may change the process by which stockholders may communicate with the Board. Any such changes will be reflected in our Corporate Governance Guidelines, which are posted on our website at https://investors.skillz.com. To the extent required by law, we expect to disclose any amendments to the code, or any waivers of its requirements, on our website.
Communications of a confidential nature can be made directly to our non-employee directors or the Chair of the Audit Committee regarding any matter, including any accounting, internal accounting control or auditing matter, by submitting such concerns to the Audit Committee. Any submissions to the Audit Committee should be marked confidential and addressed to the Chair of the Audit Committee, c/o Skillz Inc., 6625 Badura Avenue, Las Vegas, Nevada 89118.
Recommendation of Directors by Stockholders
In accordance with its charter, the Nominating Committee will consider candidates for election as a director of the Company that are recommended by any stockholder, provided that the recommending stockholder follows the procedures set forth in Section 1.10 of the Bylaws for nominations by stockholders of persons to serve as directors. The Nominating Committee evaluates such candidates in the same manner by which it evaluates other director candidates considered by the Nominating Committee, as described above.
Pursuant to Section 1.10 of the Bylaws, nominations of persons for election to the Board at a meeting of stockholders may be made by any stockholder of record of the Company entitled to vote for the election of directors at the meeting who sends a timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to, or mailed and received by, our Secretary at the Company’s principal executive offices not less than 90 nor more than 120 days before the first anniversary of the preceding year’s annual meeting; provided however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 70, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which public disclosure of the date of such annual meeting is first made.
The stockholder’s notice or recommendation is required to contain certain prescribed information about each person whom the stockholder proposes to recommend for election as a director, the stockholder giving notice and the beneficial owner, if any, on whose behalf notice is given as set forth in Section 1.10 of the Bylaws. The stockholder’s notice must also include the consent of the person proposed to be nominated and to serve as a director if elected. Recommendations or notices relating to director nominations should be sent to Skillz Inc., 6625 Badura Avenue, Las Vegas, Nevada 89118, Attention: Nikul D. Patel, Interim General Counsel and Corporate Secretary. See “Stockholder Proposals for 2025 Annual Meeting of Stockholders.” In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Skillz’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
A copy of our Bylaws has been filed as Exhibit 3.6 to our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on August 29, 2024.

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Director Compensation Program
The Skillz non-employee director compensation program is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of Skillz stock to further align their interests with those of our stockholders. In 2023, our non-employee director compensation program provided the following compensation components:
•	An annual cash retainer of $45,000;
•	An annual cash retainer of $25,000 for the chair of the Audit Committee, $25,000 for the chair of the Compensation Committee and $10,000 for the chair of the Nominating Committee;
•	An annual cash retainer of $12,500 for members of the Audit Committee, $12,500 for members of the Compensation Committee and $5,000 for members of the Nominating Committee;
•
An initial grant of restricted stock units (“RSUs”) under the Skillz Inc. 2020 Omnibus Incentive Plan (the “Omnibus Plan”) upon each director’s election to office; the RSUs have a target value of $400,000 (with the number of RSUs being determined using the volume weighted average price (“VWAP”) on the NYSE of a share of Class A Common Stock over the fifteen (15) trading day period preceding the grant date) and vest ratably on an annual basis over four years;

•
An annual grant of RSUs under the Omnibus Plan with a target grant value of $200,000 (with the number of RSUs being determined using a fifteen (15) trading day VWAP preceding the grant date) for each director who has completed at least six months’ service, which vests after one year; the Company may pay such grant in cash in lieu of equity.

•	Meeting fees of $10,000 per meeting for participation on the Special Task Force on Material Weakness Remediation of the Board; and
•	An additional annual cash retainer of $25,000 for serving as our non-executive chair and $15,000 for serving as our lead director, in each case, if applicable.
Director Compensation Consultant: The Compensation Committee retains Pearl Meyer, a national compensation consulting firm, to assess trends and developments in director compensation practices and to compare the Company’s practices against them. The Compensation Committee uses the analysis prepared by the consultant as part of its periodic review of Skillz’s director compensation practices. Other than the foregoing consulting services and the services provided to the Compensation Committee with respect to Executive Compensation (as set forth under the heading “Executive Compensation; Compensation Discussion and Analysis; How Compensation Decisions Are Made; Role of Compensation Consultants” below), Pearl Meyer did not provide any other material services to the Company in 2023.

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2023 Director Compensation Table
The following table provides information concerning the compensation of each non-employee director who served on the Board in 2023. Mr. Paradise and Mr. Chafkin did not receive any additional compensation for their services as directors of the Company during 2023. All dollar amounts are rounded to the nearest whole dollar.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards(2) ($)	All Other Compensation ($)	Total
Henry Hoffman	187,500	—	—	187,500
Alexander Mandel(3)	254,375	344,906	—	599,281
Vandana Mehta-Krantz(4)	17,500	—	—	17,500
Seth Schorr(6)	168,750	—	—	168,750
Kent Wakeford	397,708	—	—	397,708
Kevin Chessen(5)	165,000	344,906	—	509,906
(1)	Excludes expense reimbursements. We reimburse our directors for expenses incurred to attend board meetings.
(2)
The amounts reported in this column represent the aggregate grant date fair value of RSU awards granted to the non-employee directors in 2023, computed in accordance with FASB ASC Topic 718. See Note 14 to Skillz’s audited consolidated financial statements included in its Annual Report on Form 10-K filed with the SEC for a discussion of all assumptions made by us in determining the grant date fair value of our equity awards. As of December 31, 2023, our non-employee directors who were members of the Board on such date held the following outstanding and unvested equity awards: Henry Hoffman 10,532 RSUs; Alexender Mandel 28,271 RSUs; Seth Schorr 9,351 RSUs; Kent Wakeford 304 RSUs.

(3)	Mr. Mandel joined the Board in January 2023.
(4)	Ms. Mehta-Krantz left the Board in January 2023.
(5)
Mr. Chessen joined the Board in February 2023 and left the Board in November 2023. Mr. Chessen’s RSUs were forfeited for no consideration upon his recognition from the Company in accordance with the terms set forth in the Omnibus Plan.

(6)
Mr. Schorr left the Board in September 2024. Upon his resignation from the Board in September 2024, Mr. Schorr’s unvested RSUs were forfeited for no consideration in accordance with the terms set forth in the Omnibus Plan.

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Security Ownership of Certain Beneficial Owners, Directors and Management
The following table sets forth information regarding the beneficial ownership of our Class A Common Stock and Class B Common Stock as of October 7, 2024 by: (a) each of our directors, nominees and named executive officers; (b) all directors, nominees and executive officers as a group; and (c) each person who is known to us to own beneficially more than 5% of the Company’s Common Stock.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership, the Company deemed outstanding shares of its Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
The percentage ownership of Common Stock is based on 14,438,426 shares of Class A Common Stock and 3,430,063 shares of Class B Common Stock outstanding as of October 7, 2024. Unless otherwise indicated or subject to applicable community property laws, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock of the Company beneficially owned by them. Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o Skillz Inc., 6625 Badura Avenue, Las Vegas Nevada 89118.

Beneficial Owner	Number of shares of Class A Common Stock	% of Class A Common Stock	Number of shares of Class B Common Stock	% of Class B Common Stock	% of Total Voting Power**
Andrew Paradise(1)	1,077,276	7.45%	3,430,063	100%	83.91%
Casey Chafkin(2)	820,952	5.69%	—	—	*
Jason Roswig(3)	100,623	*	—	—	*
Andrew Dahlinghaus(4)	—	—	—	—	—
Charlotte Edelman(5)	21,971	*	—	—	*
Henry Hoffman	7,022	*	—	—	*
Alexander Mandel	7,067	*	—	—	*
Anthony Cabot(6)	—	—	—	—	*
Kent Wakeford(7)	83,259	*	—	—	*
Directors and Executive Officers as a Group (Nine Individuals)(8)	2,004,588	13.88%	3,430,063	100%	85.03%
Five Percent Holders:
ARK Investment Management LLC(9)	1,204,471	8.34%	—	—	1.45%
Atlas Venture Fund, IX L.P.(10)	1,148,146	7.95%	—	—	1.38%
Wildcat Capital Management, LLC(11)	979,849	6.79%	—	—	1.18%

*	Denotes less than 1%
**
Percentage of total voting power represents voting power with respect to all shares of Class A Common Stock and Class B Common Stock, as a single class. Each share of Class B Common Stock is entitled to 20 votes per share, and each share of Class A Common Stock is entitled to one vote per share.

(1)	Includes 90,576 shares from restricted stock units that may be payable in shares of Class A Common Stock within 60 days from October 7, 2024.
(2)
Includes (i) 4,288 shares from restricted stock units that may be payable in shares of Class A Common Stock within 60 days from October 7, 2024 and (ii) 51,344 vested stock options which expire November 4, 2028.

(3)
Information contained in the table above is based on the Form 4 filed with the SEC on November 13, 2023. Mr. Roswig served as our President and Chief Financial Officer until January 5, 2024. Open market purchases or sales, if any, by Mr. Roswig of our Class A Common Stock since the date he ceased serving as our President and Chief Financial Officer are not known by us or reported in the table.

(4)
Information contained in the table above is based on the Form 4 filed with the SEC on July 3, 2023. Mr. Dahlinghaus served as our General Counsel and Secretary until March 10, 2024. Open market purchases or sales, if any, by Mr. Dahlinghaus of our Class A Common Stock since the date he ceased serving as our General Counsel and Secretary are not known by us or reported in the table.

(5)
Includes 7,956 shares of vested unexercised stock options that expire on July 16, 2030. Ms. Edelman’s unvested equity awards were forfeited for no consideration upon her resignation from the Company in accordance with the grant terms.

(6)	Information contained in the table is based on the Form 3 filed with the SEC on October 9, 2024. Mr. Cabot was appointed as a director on October 4, 2024.

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(7)
Includes (i) 10,000 shares that are held in a grantor retained annuity trust, of which Mr. Wakeford is the sole beneficiary and trustee; and (ii) 71,390 shares that are held in a trust, of which Mr. Wakeford is the sole grantor, trustee and beneficiary.

(8)	Includes all current directors and executive officers.
(9)
Information contained in the table above and this footnote is based on a Schedule 13G filed with the SEC on February 9, 2022 by Ark Investment Management LLC (“Ark Investment”). Ark Investment is the beneficial owner of 1,204,741 shares, with sole dispositive power as to all such shares, sole voting power as to 1,140,323 shares and shared voting power as to 39,973 shares. Ark Investment’s principal place of business is 3 East 28th Street, 7th Floor, New York, New York 10016.

(10)
Information contained in the table above and this footnote is based on a schedule 13D filed with the SEC on December 28, 2020 by Atlas Venture Fund IX, L.P. (“Atlas Fund IX”), Atlas Venture Associates IX, L.P. (“Atlas Associates IX”) and Atlas Venture Associates IX, LLC (“Atlas Associates IXLLC” and collectively, the “Atlas Reporting Persons”) and after giving effect to the sale of 37,747 shares of Class A Common Stock and Skillz’s public offering completed on March 23, 2021. Atlas Reporting Persons are the beneficial owner of 1,148,146 shares, with shared dispositive power and shared voting power as to all such shares. Atlas Associates IX is the sole general partner of Atlas Fund IX, Atlas Associates IXLLC is the sole general partner of Atlas Associates IX. Each of the Atlas Reporting Persons disclaims beneficial ownership all shares except to the extent of its pecuniary interest, if any, therein. Atlas Reporting Persons’ principal place of business is 56 Wareham Street, Floor 3, Boston, MA 02118.

(11)
Information contained in the table above and this footnote is based solely on a Schedule 13D/A filed with the SEC on January 5, 2023 by Wildcat Capital Management, LLC (“Wildcat”), Wildcat Partner Holdings, LP (f/k/a Bonderman Family Limited Partnership) (“Wildcat Holdings”) and Leonard A. Potter (“Potter” and collectively, with Wildcat and Wildcat Holdings, the “Wildcat Reporting Persons”). Wildcat is the beneficial owner of 979,849 shares, with shared voting power and dispositive power over 961,532 shares and sole voting power and dispositive power over 18,317 shares. Wildcat Holdings is the beneficial owner of 961,532 shares, with shared dispositive power and shared voting power as to all such shares. Wildcat has voting and dispositive power over the shares held by Wildcat Holdings pursuant to Wildcat Holdings’ limited partnership agreement and an investment management agreement to which Wildcat and Wildcat Holdings are parties. Potter is the sole member of, and is an officer of, Wildcat. Each of Wildcat and Potter may be deemed to beneficially own the shares held by Wildcat Holdings and expressly disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. Wildcat Reporting Persons’ principal place of business is 301 Commerce Street, Suite 32150, Fort Worth, Texas 76102.

Delinquent Section 16(a) Reports
Based upon our review of reports filed with the SEC and written representations that no other reports were required, we believe that all of our directors, executive officers and beneficial owners of more than ten percent of our equity securities complied with the reporting requirements of Section 16(a) of the Exchange Act during 2023, with the exception of (i) a Form 4 filed late on September 8, 2023, reporting one transaction for Henry Hoffman and (ii) a Form 4 filed late on November 13, 2023, reporting transactions for Jason Roswig, each due to an inadvertent administrative error.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Board has adopted a written related party transaction approval policy pursuant to which the Audit Committee will review and approve or take such other action as it may deem appropriate with respect to the following transactions:
•
a transaction in which we are a participant and which involves an amount exceeding $120,000 and in which any of our directors, officers or 5% stockholders, or any other “related person” as defined in Item 404 of SEC Regulation S-K (“Item 404”), has or will have a direct or indirect material interest; and

•	any other transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404.
There were no related party transactions requiring Audit Committee approval in 2023.
Certain Directors Provide Consulting Services to the Company
Mr. Chafkin, the former Chief Strategy Officer and current non-independent director of the Company, entered into a Letter Agreement with the Company on September 19, 2024 (the “Chafkin Letter Agreement”), under which Mr. Chafkin provides consulting services to the Company and will continue to do so through the date of completion of certain services set forth in the Chafkin Letter Agreement. As consideration for the consulting services, the Company provides to Mr. Chafkin a monthly salary of $5,000 and, upon Mr. Chafkin's request and subject to Company approval, additional compensation at the rate of $250 per hour for services rendered exceeding a monthly twenty hour threshold.
Prior Strategic Advisor Arrangement with Mr. Cabot
In determining director independence, our Board reviews other transactions with related persons. As required by Item 407(a)(3) of Regulation S-K, our Board considered the following transaction in evaluating Mr. Cabot’s independence:
Prior to joining the Company’s Board in October 2024, Mr. Cabot previously served as a strategic advisor to the Company providing advisory services to the Company. As consideration for the services, the Company paid Mr. Cabot $115,000. Since Mr. Cabot’s appointment to the Board, he has provided no advisory services to the Company and has solely served as an independent director.

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EXECUTIVE COMPENSATION
Report of the Compensation Committee of the Board
Set out below is the Compensation Discussion and Analysis, which is a discussion of Skillz’s executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Compensation Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those programs and policies, the Compensation Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement. We join with management in welcoming readers to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of stockholders.
Members of the Compensation Committee
Kent Wakeford (Chair)
Henry Hoffman

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Compensation Discussion and Analysis
The following discussion and analysis of compensation arrangements of our named executive officers for 2023 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current considerations, expectations, and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation programs that we adopt may differ materially from current or planned programs as summarized in this discussion.
Overview
Our Compensation Discussion and Analysis describes the compensation paid to our named executive officers in 2023 and is organized into the following sections:
•	Named Executive Officers
•	Compensation Philosophy and Strategy
•	How Compensation Decisions Are Made
•	Key Components of Skillz’s Executive Compensation Program and 2023 Compensation Decisions for NEOs
•	Additional Information About Skillz’s Executive Compensation Program
•	Employment Arrangements
Named Executive Officers
The following discussion and analysis relates to the compensation arrangements for 2023 of (i) our principal executive officer, (ii) our Chief Strategy Officer, (iii) the two most highly compensated persons, other than our principal executive officer, who were serving as executive officers at the end of our fiscal year ended December 31, 2023 and (iv) one former executive officer who left the Company prior to the end of our fiscal year ended December 31, 2023 but who would have been included in the two most highly compensated persons other than our principal executive officer had they remained at the Company until such time (our “named executive officers” or “NEOs”). For the year ended December 31, 2023, Skillz’s named executive officers were:
•	Andrew Paradise, Chief Executive Officer;
•	Casey Chafkin(1), Former Chief Strategy Officer;
•	Jason Roswig(2), President and Chief Financial Officer;
•	Andrew Dahlinghaus(3), General Counsel and Corporate Secretary; and
•	Charlotte Edelman(4), Former General Counsel and Corporate Secretary.
(1)	Mr. Chafkin separated from his employment with Skillz effective August 23, 2024.
(2)
From August 8, 2022 to February 27, 2023, Mr. Roswig served as Skillz’s President and Chief Financial Officer, from February 28, 2023 to April 13, 2023, Mr. Roswig served as Skillz’s President during Alvin Lobo’s tenure as Chief Financial Officer of Skillz, and on April 14, 2023, in connection with Mr. Lobo’s resignation, Mr. Roswig transitioned back to the role of President and Chief Financial Officer. Mr. Roswig separated from his employment with Skillz effective January 8, 2024.

(3)
Mr. Dahlinghaus resigned from his position effective March 10, 2024. As Mr. Dahlinghaus resigned, he forfeited all unvested awards and was not entitled to any separation, transition or post-termination payments or benefits.

(4)	Ms. Edelman separated from her employment with Skillz effective June 26, 2023.

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Compensation Philosophy & Strategy
At Skillz, our mission is to build the competition layer of the internet. This is a long-term mission, and our compensation programs are designed to reflect this. Whereas salary or wages are intended to meet our employees’ near-term liquidity needs, we believe that compensation for the individuals who are responsible for our Company’s strategic direction and operations should motivate them to achieve sustainable stockholder value and/or tangible milestones rather than to simply remain at Skillz or maintain the status quo.
Accordingly, the key objectives of Skillz’s compensation program are to:
•	Provide a total compensation package that will enable Skillz to attract and engage the highly qualified senior leaders needed to drive success in today’s highly competitive marketplace;
•	Align the interests of our executive team with those of our equity holders;
•	Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time without excessive risk-taking; and
•	Reward for strong performance.
We evaluate our compensation philosophy and programs regularly and evolve them as circumstances merit with oversight by the Compensation Committee, particularly with respect to executive and director compensation. For example, if our stock price experiences significant movement over a short period of time that results in a persistent change to equity compensation, certain adjustments may be considered to align our compensation program to their intended purposes.
How Compensation Decisions Are Made
An employee’s compensation, at any level, reflects that employee’s value to the business, taking into account the market value of their skills, their individual contribution and business results. To be sure we appropriately assess the value of our senior executives, Skillz utilizes the following evaluation process:
1. Develop Performance Commitments.
All Skillzians, including the Chief Executive Officer and our executive officers, develop goals, both qualitative and quantitative, that they seek to achieve in a particular year in support of the business in consultation with their supervisors and, for our executives, the Board and/or Compensation Committee. The Board reviews and approves the Chief Executive Officer’s performance goals and formally reviews progress and outcomes.
2. Determine Annual Bonus Payouts.
Evaluation of Chief Executive Officer by the Compensation Committee - The Chair of the Compensation Committee works directly with the Compensation Committee’s compensation consultant to provide a decision-making framework for use by the Compensation Committee in determining annual incentive payouts for the Chief Executive Officer. This framework considers the Chief Executive Officer’s self-assessment of performance against commitments in the year, both qualitative and quantitative, and also considers progress against strategic objectives, as well as an analysis of the Company’s total performance over the year. The Compensation Committee considers all of this information in developing its recommendations, which are then presented to the independent members of the Board for further review, discussion, and final approval. The Compensation Committee meets regularly in executive session. Our Chief Executive Officer is not present during Compensation Committee deliberations or votes on his compensation and also recuses himself from sessions of the Board where the Board acts on the Compensation Committee’s recommendations regarding his compensation.
Evaluation of Executive Officer Results by the Chief Executive Officer and the Compensation Committee - Executives work with their managers throughout the year to update their own results against their stated goals. The self-assessments of the Executive Officers are reviewed by the Head of People Operations and the Chief Executive Officer, who evaluate the information. Following this in-depth review and taking into account the Company’s performance, the Chief Executive Officer makes compensation recommendations to the Compensation Committee based on an evaluation of the executive officers’ compensation for the year, and the Compensation Committee ultimately decides whether to approve or adjust the Chief Executive Officer’s recommendations. The Compensation Committee then presents the compensation decisions for the Chief Executive Officer to the independent members of the Board for ratification.

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3. Set Competitive Target Pay.
Benchmarking - Skillz utilizes several compensation surveys that provide general trend information and details on levels of salary, target annual incentives and long-term incentives, the relative mix of short- and long-term incentives, and mix of cash and stock-based pay. Given the battle for talent that exists in our industry, the benchmark companies that are used by the Compensation Committee to guide its decision making have included a broad range of key information technology companies and size appropriate (at the time of adoption) companies in the following industries: gaming, media and entertainment. The surveys and benchmark data are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends. The Compensation Committee reviews and approves this list annually. In setting 2023 target compensation levels for the NEOs, the Company used the peer group detailed below. This peer group was determined by the Compensation Committee based on an in-depth review by its independent compensation consultant, Pearl Meyer, which included an assessment of potential comparators to evaluate the degree to which the current peers have kept pace with the Company’s size (revenue and market capitalization), growth and evolution.

2023 Benchmark Group
Avid Technology, Inc.	LivePerson, Inc.	Riot Platforms, Inc.
DraftKings Inc.	Magnite, Inc.	Smartsheet Inc.
Everbridge, Inc.	Momentive Global Inc.	Vimeo, Inc.
Fastly, Inc.	nCino, Inc.	Zuora, Inc.
Integral Ad Science Holding Corp.	PLAYSTUDIOS, Inc.

Individual Compensation - For individual compensation decisions, the benchmark information is used together with an internal view of individual performance relative to other executives and recognizing that the skills and experience of our senior executives are highly sought after by other companies and, in particular, by our competitors. The Compensation Committee does not benchmark directly to the peer group, but rather uses it as a frame of reference in determining executive compensation. Because factors such as performance and retention, as well as size and complexity of the job role, are considered when compensation decisions are made, the cash and total compensation for an individual named executive officer may be higher or lower than the broader benchmark group.
Evaluation of Chief Executive Officer Target Pay by the Compensation Committee - The Chair of the Compensation Committee works directly with the Compensation Committee’s compensation consultant to provide a decision-making framework for use by the Compensation Committee in setting target compensation opportunities for the Chief Executive Officer. The independent members of the Board review and provide final approval. Where appropriate and as both previously disclosed and described in greater detail below, the Special Committee makes decisions with respect to Chief Executive Officer’s compensation arrangements, including the grant and terms and conditions of long-term compensation.
Evaluation of Executive Officers by the Chief Executive Officer and the Compensation Committee - The Chief Executive Officer makes compensation recommendations on the executive officers’ target compensation to the Compensation Committee. The Compensation Committee evaluates all of the factors considered by the Chief Executive Officer and reviews compensation summaries that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits. These summaries provide the Compensation Committee with an understanding of how their decisions affect other compensation elements, and the impact of potential separations of employment or retirement. The Compensation Committee decides whether to approve or adjust the Chief Executive Officer’s recommendations for the NEOs. The Compensation Committee then presents the compensation decisions for the Chief Financial Officer to the independent members of the Board for ratification.
Role of Compensation Consultants - The Compensation Committee believes that independent advice is important in developing and overseeing our executive compensation program. The Compensation Committee has continued its engagement with Pearl Meyer to provide consulting services in relation to executive and director compensation decisions. Pearl Meyer reports directly to the Compensation Committee and only provides services to us on such matters as needed and as directed solely by the Compensation Committee. These services include providing guidance on trends in CEO, executive, and non-employee director compensation; the development of the specific components of our executive compensation program; and a competitive market assessment of our executive compensation program, including the composition of our compensation peer group. The Compensation Committee has assessed the independence of Pearl Meyer in accordance with applicable SEC and NYSE rules and confirmed that Pearl Meyer’s work does not raise any conflicts of interest and that Pearl Meyer remains independent under applicable rules.

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Key Components of Skillz’s Executive Compensation Program and 2023 Compensation Decisions for NEOs
The specific elements of Skillz’s executive compensation programs are:

Component	Key Characteristics
Salary	Salary is a market-competitive, fixed level of compensation.
Annual Cash Bonus Program
At target, annual cash incentives provide a market-competitive total cash opportunity. Actual annual cash incentive payments are funded by the achievement of business performance against financial metrics and distributed based on annual performance scores, with top performers typically earning the greatest payouts and the lowest performers earning no incentive payouts.

Performance Stock Units (PSUs)
Periodically, the Compensation Committee and/or the Chairman and Chief Executive Officer reviews outstanding stock-based awards for key executives. Depending on individual performance and the competitive environment for senior executive leadership talent, additional awards may be made in the form of PSUs to align executive compensation with stockholder interests or as part of a new hire grant.

Restricted Stock Units (RSUs)
RSUs vest over time; typically over four years, with a cliff vest in the first year and ratable quarterly vesting thereafter. We view RSUs as a valuable retentive and incentivizing component of our compensation program.

Perquisites and Other Benefits
Perquisites are intended to ensure safety and productivity of executives in order for them to be in the best position to complete their Company duties, though we do not view perquisites as a significant component of our executive compensation program. Perquisites include such things as personal security, personal assistant fees and executive coaching services.

Post-Employment Savings Plans
U.S. employees, including our NEOs, may participate in the Skillz Inc. 401(k) Retirement Savings Plan by saving a portion of their pay in the plan. The Company provides matching contributions for this plan up to a maximum threshold in order to retain key employees by providing vehicles to plan for the future.

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Base Salaries
Base salaries established for Skillz’s NEOs are paid to attract and retain qualified talent and are set at a level that is commensurate with each executive’s duties and authorities, contributions, prior experience and sustained performance. For 2023, none of the NEOs received base salary increases. They were entitled to the following annual base salaries (which do not reflect pro-ration for any partial years of service completed in 2023):

Name	2023 Base Salary (Effective January 1, 2023)
Andrew Paradise	$525,000
Casey Chafkin	$425,000
Jason Roswig	$500,000
Andrew Dahlinghaus(1)	$350,000
Charlotte Edelman	$425,000

(1)	Mr. Dahlinghaus’ base salary was effective as of his start date, which was June 26, 2023.
Annual Cash Bonuses
In order to more closely align the Company’s annual bonus program with the interests of stockholders and the Company’s short-term operating goals, effective January 1, 2022, the Compensation Committee approved two significant modifications to the Company’s bonus program:
•	Adopted corporate financial metrics that tie to the Company’s growth and profitability, and
•	Based individual NEO payouts solely on the achievement against the adopted corporate financial metrics.
The Company sets business objectives at the beginning of each year. At the end of the year, performance for the Company is assessed against these predetermined financial targets in combination with the Compensation Committee’s assessment of an executive’s individual performance. An executive generally must be employed by the Company at the end of the performance period in order to be eligible to receive an annual bonus payout. This incentive design ensures payouts are aligned to the Company’s overall business performance.

For 2023, our NEOs had the following target bonuses.

Name	Target Bonus (Effective January 1, 2023)
Andrew Paradise	$525,000
Casey Chafkin	$276,250
Jason Roswig	$500,000
Andrew Dahlinghaus(1)	$350,000
Charlotte Edelman	$255,000

(1)	Mr. Dahlinghaus’ target bonus was pro-rated for 2023 based on his June 26, 2023 start date

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Bonuses under the annual cash bonus program can be earned at threshold, target and maximum amounts representing 75%, 100% and 125%, respectively, of the annual total incentive opportunity for each named executive officer. If Revenue After Engagement Marketing performance was achieved at $130 million, $154 million, or $169 million, the bonus would payout at 75%, 100%, or 125%, respectively, of target. Revenue After Engagement Marketing is not a generally accepted accounting principle (“GAAP”) financial performance metric. Revenue After Engagement Marketing is determined by taking consolidated revenue and adjusting for engagement marketing expenses included in sales and marketing expenses. Accordingly, stockholders should not rely on this metric as an indicator of financial performance. If Adjusted EBITDA was achieved at negative $52 million, negative $41 million or negative $37 million, the bonus would payout at 75%, 100%, or 125%, respectively, of target. To the extent performance falls between threshold and target or target and maximum, interpolation is used to determine the amount of bonus payable. If less than threshold performance is achieved, no bonus is paid out.
For 2023, the Compensation Committee determined not to pay any bonuses under the annual cash bonus program to the Company’s NEOs.
Long Term Equity Incentive Grants
Our equity award program is the primary vehicle for offering long-term incentives to our named executive officers. The equity awards we have historically granted and currently grant include options to purchase shares of our Class A Common Stock and RSU awards that are settled in shares of our Class A Common Stock upon vesting, and we have granted to our named executive officers both awards that vest over a long-term period and awards that vest only upon the achievement of specified performance milestones, in each case subject to continued service. As a result, a significant portion of our named executive officers’ total compensation is at risk, depending on long-term stock price performance.
While we strive to offer a total level of compensation that is competitive within specific roles and geographical markets, we do not have an inflexible set of criteria for granting equity awards; instead, the Compensation Committee exercises its judgment and discretion, in consultation with our Chief Executive Officer and a compensation consultant. The Compensation Committee considers, among other things, the role and responsibility of the named executive officer, competitive market factors, the amount of stock-based equity compensation already held by the named executive officer, the impact of any dramatic changes in our stock price over a short period of time and the cash-based compensation received by the named executive officer, to determine the level and types of equity awards that it approves. We generally grant substantial one-time new hire equity awards to our employees, including executives, upon their commencement of employment with us, or upon their promotion to new positions. Additionally, as part of our ongoing executive compensation review and alignment process, we periodically grant additional equity awards to our executives.
The Compensation Committee meets periodically, including to approve equity award grants to our executives from time to time. We do not have, nor do we plan to establish, any program, plan or practice to time equity award grants in coordination with releasing material non-public information.
CEO Long-Term Equity Grant
As previously disclosed, in November 2022, the Special Committee approved a long-term equity award to Mr. Paradise using a mix of 75% RSUs ($25.875 million grant date fair value) and 25% PSUs ($8.625 million grant date fair value). The RSUs were granted subject to the Company’s standard time-vesting schedule, continued service through each applicable vesting date and the terms of the Omnibus Plan, and as required under SEC rules, were reported in the 2023 proxy. The PSUs were granted on January 1, 2023, following the determination and approval of the performance metrics and targets by the Compensation Committee. As such, and as required under SEC rules, are reported in the Summary Compensation Table in this proxy statement.
A Closer Look at the PSUs. Mr. Paradise received a grant of 9,661,525 PSUs, which vest over four, one-year periods (January 1, 2023 to December 31, 2023, January 1, 2024 to December 31, 2024, January 1, 2025 to December 31, 2025, January 1, 2026 to December 31, 2026) in each case subject to continuous service with the Company through each applicable vesting date and the attainment of certain corporate performance goals.
2023 Equity Awards Made to Other Named Executive Officers
In June 2023, the Compensation Committee approved an equity award for Mr. Dahlinghaus who joined as the General Counsel and Corporate Secretary. Mr. Dahlinghaus was awarded 44,235 RSUs which were to vest 100% on the first anniversary of the grant date, generally subject to the NEO’s continued employment with the Company through the applicable vesting date. Mr. Dahlinghaus’ RSUs were forfeited for no consideration upon his resignation from the Company in accordance with the grant terms. Mr. Dahlinghaus was also awarded 44,235 PSUs, subject to certain performance goals. Mr. Dahlinghaus separated with the Company prior to the PSU grant being issued.

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Additional Information About Skillz’s Executive Compensation Program
Employee Stock Purchase Plan
In connection with the closing of the Skillz’s successful business combination with Flying Eagle Acquisition Corp. on December 16, 2020 (the “Business Combination”), we adopted the Skillz Inc. 2020 Employee Stock Purchase Plan (the “ESPP”), a broad-based benefit plan in which our employees, including our NEOs, may purchase shares of Skillz’s Class A Common Stock at up to a 15% discount. A total of 711,196 shares of Class A Common Stock are reserved for issuance pursuant to future grants under the ESPP. An additional 9,034 shares of Class A Common Stock were added to the share reserve as of January 1, 2024.
Employee Benefits
We provide standard health, dental, vision, life, and disability insurance benefits to our NEOs, on the same terms and conditions as provided to all other eligible employees. Our NEOs may also participate in our broad-based 401(k) plan, which includes a company match up to 3% of an employee’s eligible salary. The company match is fully vested at the time of the match. We believe these benefits are consistent with the broad-based employee benefits provided at the companies with whom we compete for talent and therefore are important to attracting and retaining qualified employees. Skillz did not maintain any executive-specific benefit or perquisite programs in 2023.
Clawback Policy
In compliance with the requirements under Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), our Board has adopted a recovery (“clawback”) policy with respect to any annual incentive payment or long-term incentive payment that may be received by an executive officer, where such payment would be predicated upon achieving certain financial results that were subsequently the subject of a restatement of our financial statements, and a lower payment would have been made to the executive based upon the restated financial results. In such a case, the Board has the authority to seek to recover from the executive officer the amount by which such officer’s incentive payments for the relevant period exceeded the lower payment that would have been made based on the restated financial results.
Hedging Policy
At Skillz, we believe that hedging transactions may permit a director, officer or employee to continue to own Company securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. These hedging transactions include use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. When an insider utilizes these hedging transactions, the director, officer or employee may no longer have the same objectives as the Company’s other stockholders. Therefore, all members of the Skillz Board, as well as all Skillz officers and employees are prohibited from engaging in any such hedging transactions.
Compensation Program Risk Assessment
Our Compensation Committee, together with its independent compensation consultant, assesses and considers potential risks when reviewing and approving our compensation policies and practices for our executive officers and our employees. We have designed our compensation programs, including our incentive plans, with features to address potential risks while rewarding participants for achieving financial and strategic objectives through prudent judgment and appropriate risk taking. We believe that our compensation policies and practices, taken as a whole, are not reasonably likely to have a material adverse impact on our business or our financial condition.
Employment Arrangements
All of our NEOs are employees-at-will and none of them have employment agreements with Skillz. Some of our executive officers have offer letters with the Company, including our NEOs:
Mr. Roswig is party to an offer letter with the Company dated June 1, 2022, pursuant to which he served as President and Chief Financial Officer of the Company (the “Roswig Offer Letter”). On February 27, 2023, he transitioned to the role of President and on April 14, 2023, transitioned back to the role of President and Chief Financial Officer. There are no other changes to the Roswig Offer Letter. He is paid a salary of $500,000 per year, and is eligible to receive annual target incentive compensation of $500,000, subject to achievement of certain performance goals. In connection with the Roswig Offer Letter, Mr. Roswig received a RSU award equal to $15,000,000 of the Company’s Class A Common Stock, calculated based on the 90 day volume weighted average stock price of the Company’s Class A Common Stock as of the end of the first quarter of Mr. Roswig’s employment. The award vests 25% on the first anniversary of Mr. Roswig’s start date and the remainder vests in twelve substantially equal quarterly

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installments, in each case subject to continuous service with the Company through each applicable vesting date and the terms of the Omnibus Plan. Mr. Roswig also received a PSU award equal to $5,000,000 of the Company’s Class A Common Stock. The award is scheduled to vest over four years according to the achievement of certain Company performance goals. Mr. Roswig resigned from his position in January 2024.
Mr. Dahlinghaus is party to an offer letter with the Company (the “Dahlinghaus Offer Letter”) dated May 19, 2023, pursuant to which he served as General Counsel and Corporate Secretary. He is paid a salary of $350,000 per year, and is eligible to receive annual target incentive compensation of $350,000 (pro-rated for 2023), subject to achievement of certain performance goals. In connection with the Dahlinghaus Offer Letter, Mr. Dahlinghaus received a RSU award equal to $500,000 of the Company’s Class A Common Stock, calculated based on the 90 day volume weighted average stock price of the company’s Class A Common Stock as of the end of the second quarter of 2023. The award vests 100% on the first anniversary of Mr. Dahlinghaus’ start date, subject to the continuous service with the Company through each applicable vesting date and the terms of the Omnibus Plan. Mr. Dahlinghaus resigned from his position in February 2024. As Mr. Dahlinghaus resigned, he forfeited all unvested awards and was not entitled to any separation, transition or post-termination payments or benefits.
Transition Arrangements
Ms. Edelman was a party to a transition letter with the Company dated April 14, 2023 (the “Edelman Transition Agreement”), pursuant to which she continued to provide services to the Company up to September 2023. During the transition period, Ms. Edelman was paid her base salary and remained eligible to vest in prior equity awards. Upon completion of the transition period, the Company (i) paid Ms. Edelman severance equal to nine months of her base salary, (ii) allowed her the full remaining option term to exercise her vested stock options, and (iii) provided up to nine months of COBRA premiums, in each case subject to Ms. Edelman’s execution of a general release of claims. The Edelman Transition Agreement also contains cooperation and non-disparagement provisions.
Consulting Arrangements
Mr. Chafkin, in connection with his resignation from his former role as Chief Strategy Officer, is party to the Chafkin Letter Agreement, pursuant to which Mr. Chafkin provides consulting services to the Company and will continue to do so through the date of completion of certain services set forth in the Chafkin Letter Agreement. As consideration for the consulting services, the Company provides to Mr. Chafkin a monthly salary of $5,000 and, upon Mr. Chafkin's request and subject to Company approval, additional compensation at the rate of $250 per hour for services rendered exceeding a monthly twenty hour threshold. All of Mr. Chafkin’s outstanding unvested equity awards will continue to vest for the term of Chafkin Letter Agreement.
2023 Summary Compensation Table and Related Narrative
The following Summary Compensation Table shows information concerning the annual compensation for services provided to Skillz by our NEOs for the years ended December 31, 2023 and 2022. Certain other information is provided in the narrative footnotes following the Summary Compensation Table. All dollar amounts are rounded to the nearest whole dollar.

Name and Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)(3)	Total ($)
Andrew Paradise	2023	525,000	—	—	—	20,259(4)	545,259
Chief Executive Officer	2022	525,000	—	25,875,000	—	23,093	26,423,093

Casey Chafkin	2023	425,000	—	—	—	48,178(5)	473,178
Former Chief Strategy Officer	2022	425,000	225,000	2,320,276	—	30,917	3,000,193

Jason Roswig	2023	500,000	—	—	—	23,115(6)	523,115
Former President, Chief Financial Officer	2022	201,923	200,000	15,000,000	—	—	15,401,923

Charlotte Edelman	2023	222,308	—	—	—	355,788(7)	578,096
Former General Counsel and Corporate Secretary	2022	409,616	225,000	1,199,040	—	109,865	1,943,521

Andrew Dahlinghaus	2023	168,269	—	402,539	—	75,337(8)	646,145
Former General Counsel and Corporate Secretary
(1)
The amounts reported in this column for 2022 include a one-time sign-on bonus for Mr. Roswig and transaction retention bonus payments relating to the closing of the Business Combination for Mr. Chafkin and Ms. Edelman.

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(2)
The amounts reported in this column represent the aggregate grant date fair value of RSU and PSU awards granted to the NEOs, computed in accordance with FASB ASC Topic 718. See Note 14 to Skillz’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the 2023 fiscal year for a discussion of all assumptions made by us in determining the grant date fair value of our equity awards granted in 2023.

(3)
In addition to items further described below, the amounts in this column represent the amount of 401(k) plan match contributions made by Skillz and vacation payout. This column does not include any imputed income with respect to life insurance premiums or group health, medical or dental reimbursement plans as Skillz’s plans (i) do not discriminate in favor of the NEOs in scope, terms, or operation and (ii) are available generally to all salaried employees of Skillz.

(4)	Consists of (i) $6,730, which represents the value of 401(k) plan match contributions; and (ii) $13,529 for untaken vacation time paid out.
(5)
Consists of: (i) $26,000, which represents the value of executive coaching services provided to Mr. Chafkin; (ii) $14,005, which represents the value of 401(k) plan match contributions; and (iii) $8,173 for untaken vacation time paid out.

(6)	Consists of: (i) $12,500, which represents the value of executive coaching services provided to Mr. Roswig; and (ii) $10,615 for untaken vacation time paid out.
(7)
Consists of: (i) $13,500, which represents the value of executive coaching services; (ii) $6,375, which represents the value of 401(k) plan match contributions; (iii) $6,538 for untaken vacation time paid out; (iv) $318,750 for severance; and (v) 10,625 which represents the value of six months of COBRA premiums.

(8)	Consists of (i) $75,000 which represents a relocation payment to Mr. Dahlinghaus; and (ii) $337 for untaken vacation time paid out.
Outstanding Equity Awards at 2023 Fiscal Year-End
The following table shows information regarding equity awards held by the NEOs that were outstanding as of December 31, 2023. Dollar amounts, except exercise prices, are rounded to the nearest whole dollar.

		Option Awards					Stock Awards
Name(1)	Grant Date(2)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(3)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(4)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)(5)	Market value of shares or units of stock that have not vested ($)(6)
Andrew Paradise
	4/15/2020	—	—	—	—	—	62,009	386,936
	12/16/2020	—	—	498,000	353.60	12/16/2030	—	—
	11/23/2022	—	—	—	—	—	1,449,228	9,043,183
Casey Chafkin
	11/5/2018	51,344	—	—	7.80	11/4/2028	—	—
	4/15/2020	—	—	—	—	—	11,586	72,297
	12/16/2020	—	—	102,000	353.60	12/16/2030	—	—
	3/4/2021	—	—	—	—	—	4,581	28,585
	3/14/2022	—	—	—	—	—	30,353	189,403

Jason Roswig	9/30/2022	—	—	—	—	—	357,918	2,233,408

Andrew Dahlinghaus	6/26/2023	—	—	—	—	—	44,235	276,026

Charlotte Edelman(7)	7/17/2020	6,514	—	—	—	—	—	—

(1)
All outstanding equity awards as of December 31, 2023, as reported in this table, are denominated in (i) for Mr. Paradise for awards granted prior to 2022, shares of Class B Common Stock, and (ii) for all other awards, shares of Class A Common Stock. As of the closing of the Business Combination, all outstanding pre-closing equity awards under the 2017 Plan (as defined below) were replaced by economically equivalent substitute awards under our new Omnibus Plan, and the share numbers and exercise prices of such awards are shown in this table on an as-converted basis.

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(2)	This column shows the original grant dates for the awards that were substituted under the Omnibus Plan.
(3)	The stock options shown in this column vest (or vested) 25% on the first anniversary of the grant date or vesting commencement date and 6.25% in quarterly installments over the next three years.
(4)
The stock options shown in this column were awarded to Messrs. Paradise and Chafkin in connection with the closing of the Business Combination, and they vest as described under the heading “Closing Option Grants,” below.

(5)	The shares of restricted stock and restricted stock units shown in this column vest (or vested) as follows:
•	On August 8, 2023 Mr. Chafkin exercised an option to purchase 87,805 shares of Class A Common stock granted to him on November 5, 2018.
•
For Messrs. Chafkin, Roswig and for Mr. Paradise’s November 23, 2022 RSU award, the RSUs listed in this column vest 25% on the first anniversary of the grant date and 6.25% in quarterly installments over the next three years. In addition, as required under SEC rules, the accounting grant date under FASB ASC Topic 718 is being reported here for Mr. Paradise’s RSU award, as opposed to the January 1, 2023 grant date set forth in his award agreement.

•	For Mr. Dahlinghaus, the RSU listed in the column vest 100% on the first anniversary of the grant date.
(6)
For purposes of this table, the market value of unvested shares of restricted stock is determined by multiplying the number of shares by $6.24, the closing price of a share of Class A Common Stock on December 29, 2023.

(7)
In connection with Ms. Edelman’s resignation, she was not entitled to receive any additional compensation or benefits and the tables and summaries in this proxy statement are included to comply with the Company’s disclosure obligations but will have no force. Each previously granted unvested award was forfeited upon each applicable termination.

Closing Option Grants
In connection with the closing of the Business Combination (and as set forth in the “Outstanding Equity Awards at 2023 Fiscal Year End” table above), Messrs. Paradise and Chafkin each received, pursuant to the Omnibus Plan, nonqualified stock options to purchase, respectively, 498,000 shares of Class B Common Stock and 102,000 shares of Class A Common Stock. The options will vest in three equal increments as follows: (i) one-third (1/3) of the options will vest and become exercisable as of the date, following the grant date, that the VWAP on the NYSE of a share of Class A Common Stock over a ten (10) trading day period equals or exceeds 3.0x the VWAP of the shares as of the closing date of the Business Combination, (ii) one-third (1/3) of the options will vest and become exercisable as of the date, following the grant date, that the VWAP of the shares equals or exceeds 4.0x the VWAP of the shares as of the closing date of the Business Combination, and (iii) one-third (1/3) of the options will vest and become exercisable as of the date, following the grant date, that the VWAP of the shares equals or exceeds 5.0x the VWAP of the shares as of the closing date of the Business Combination. The exercise price per share subject to these options is $353.60, the closing price of a share of Class A Common Stock on the closing date of the Business Combination.

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Potential Payments Upon Termination or Change in Control
The Skillz Inc. Executive Severance and Change in Control Plan (the “Severance Plan”) was adopted by the Company in order to: (i) provide financial support to a select group of senior-level executives of Skillz, including the NEOs, in the period following the termination of their employment, (ii) recognize the valuable contributions made by eligible employees to the Company, and (iii) help attract and retain highly qualified employees who are essential to the Company’s success. Under the Severance Plan, a covered executive who experiences a qualifying termination is eligible to receive severance benefits based on the executive’s years of service and position, consisting of (i) cash severance equal to an amount ranging from three to eighteen months’ base salary, and (ii) healthcare continuation payments for a period ranging from three to eighteen months. In addition, an executive who experiences a qualifying termination in connection with a change in control (as such term is defined in the Omnibus Plan) is eligible to receive a portion of their target bonus.
Non-Change in Control Termination
Pursuant to the Severance Plan, in the event of a termination without cause or for good reason (each as defined in the Severance Plan), not in connection with a change in control, (i) Mr. Paradise would be eligible to receive severance benefits equal to 12 months of continued base salary and continued health and welfare coverage for 12 months, (ii) Messrs. Chafkin, Roswig, and Dahlinghaus would be eligible to receive severance benefits equal to 9 months of continued base salary and continued health and welfare coverage for 9 months. Any equity awards held by our NEOs that were granted under the Omnibus Plan in substitution for the pre-closing awards they had received under the Skillz Inc. 2017 Equity Incentive Plan (the “2017 Plan”), will also vest in full in the event of a termination by Skillz without cause or a resignation for good reason. The receipt of all severance benefits is subject to the NEO’s execution and non-revocation of a general release of claims. For purposes of these awards, “good reason” means, without the NEO’s consent, (i) the material reduction by Skillz of the executive’s duties, authority or responsibilities, taken as a whole, (ii) a material reduction in the executive’s target annual cash compensation (other than pursuant to a company-wide salary reduction applicable to similarly situated employees), or (iii) a required relocation that increases the executive’s one-way commuting distance by more than 40 miles. Ms. Edelman separated from the Company in 2023. For a description of the payments Ms. Edelman received, see the summary of the Edelman Transition Agreement above under “Executive Compensation—Compensation Discussion and Analysis—Transition Arrangements.”
The following table sets forth estimates of the benefits that our NEOs would have received in the event of a termination without cause or a resignation in a constructive termination or a termination due to death or disability, in each case not in connection with a change in control (assuming the termination occurred on December 31, 2023).

Name	Cash Severance ($)	Equity Acceleration ($)(1)	Continued Benefits ($)	Total ($)
Andrew Paradise	525,000	386,936	11,173	923,109
Casey Chafkin	318,750	72,297	22,340	413,387
Jason Roswig	375,000	—	32,153	407,153
Andrew Dahlinghaus	262,500	—	9,975	272,475

(1)
Represents, for accelerated stock options, the positive spread, if any, between the closing price of our Class A Common Stock, as reported on the NYSE, of $6.24 per share on December 29, 2023 and the applicable stock option exercise price. For accelerated restricted stock, represents the value of all outstanding restricted shares multiplied by $6.24 per share. The column does not reflect stock options where the exercise price exceeds such closing price (for information about these stock options, see the “Outstanding Equity Awards at 2023 Fiscal Year End” table above). These amounts do not reflect whether the NEO has actually realized or will realize a financial benefit from the awards upon the vesting of the granted stock options, the exercise of the granted stock options or the sale of the shares underlying the granted stock options.

Change in Control
Pursuant to the Severance Plan, if a termination without cause or for good reason occurs within the three months prior to or 12 months following the consummation of a change in control (a “CIC Qualifying Termination”), the Severance Plan instead would provide (i) Mr. Paradise with 18 months of base salary, payable in a lump sum, 1.5 times his target bonus for the year of termination, and continued health and welfare coverage for 18 months, and (ii) Messrs. Chafkin, Roswig, and Dahlinghaus with 12 months of base salary, payable in a lump sum, their target bonuses for the year of termination, and continued health and welfare coverage for 12 months. The receipt of all severance benefits is subject to the NEO’s execution and non-revocation of a general release of claims.

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The Severance Plan also provides that, in the event of a CIC Qualifying Termination, any outstanding and unvested time-based equity awards held by the NEOs under the Omnibus Plan will automatically vest in full, and any outstanding performance-vesting equity awards held by the NEOs under the Omnibus Plan will be treated as set forth in the Omnibus Plan and applicable award agreements (if any). The following table sets forth estimates of the benefits that our NEOs would have received in the event of a CIC Qualifying Termination (assuming the termination occurred on December 31, 2023).
Ms. Edelman separated from the Company in June 2023. Therefore, she is not included in the following table because her separation was unrelated to a CIC Qualifying Termination.

Name	Cash Severance ($)(1)	Equity Acceleration ($)(2)	Continued Benefits ($)	Total ($)
Andrew Paradise	1,575,500	9,430,119	16,759	11,021,878
Casey Chafkin	701,250	290,285	29,787	1,121,322
Jason Roswig	1,000,000	2,233,408	42,871	3,276,279
Andrew Dahlinghaus	700,000	276,026	13,300	989,326

(1)	Amounts reflect the sum of (i) the executive’s base salary payment and (ii) the product of the executive’s target bonus and applicable bonus multiple.
(2)
Represents (i) for accelerated restricted stock units and restricted stock, the market value of the shares underlying the accelerated awards as of December 31, 2023, based on the closing price of our Class A Common Stock, as reported on the NYSE, of $6.24 per share on December 29, 2023 and (ii) for accelerated stock options, the positive spread, if any, between the closing price of our Class A Common Stock, as reported on the NYSE, of $6.24 per share on December 29, 2023 and the applicable stock option exercise price. The column does not reflect stock options where the exercise price exceeds such closing price (for information about these stock options, see the “Outstanding Equity Awards at 2023 Fiscal Year End” table above). These amounts do not reflect whether the NEO has actually realized or will realize a financial benefit from the awards upon the vesting of the granted restricted stock units, performance stock units and stock options, the exercise of the granted stock options or the sale of the shares underlying the granted restricted stock units, performance stock units and stock options.

Executive Officer and Director Hedging Policy
The Company’s Insider Trading Policy prohibits the Company’s NEOs, other executive officers and directors from entering into hedging or monetization transactions involving our stock, from holding our securities in a margin account or pledging our securities as collateral for a loan. An excerpt of the policy is set forth below.
Hedging Transactions.
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Such hedging transactions may permit a director, officer or employee to continue to own Company securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as the Company’s other stockholders. Therefore, directors, officers and employees, as well as their family members and controlled entities, are prohibited from engaging in any such transactions.
Margin Accounts and Pledged Securities.
In order to avoid a margin sale or foreclosure sale at a time when a pledgor, who is a Company director, officer or employee, or their family members or controlled entities, is aware of inside information or otherwise is not permitted to trade Company securities due to a blackout period, no Company director, officer or employee, or their family members or controlled entities, may hold Company securities in a margin account or otherwise pledge (or hypothecate) Company securities as collateral for a loan without first obtaining prior approval from the Insider Trading Policy’s administrator (“Administrator”). Pre-clearance is required for such transactions because Company securities held in a margin account may be sold by the broker without the customer’s consent if the customer fails to meet a margin call and Company securities pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Any Company director, officer or employee, or their family members or controlled entities, preparing to pledge Company securities or hold such securities in a margin account must submit a request for approval to the Administrator at least two weeks prior to the proposed execution of documents evidencing the proposed pledge or margin account. In its request, such Company director, officer or employee, or their family members or controlled entities, shall:

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•
enclose copies of the governing documents evidencing the proposed pledge or margin account, which governing documents must provide such person with the opportunity to substitute or provide additional collateral or to repay the loan before the pledged Company securities may be sold;

•
undertake to the Company (in form and manner satisfactory to the Administrator and the Company) (i) to maintain adequate financial capacity to repay the loan or cover the margin call, as applicable, without resort to the pledged Company securities and (ii) to substitute or provide additional collateral or repay the loan in the event of a borrower default or margin call, as applicable, at a time when such person is aware of inside information or otherwise is not permitted to trade Company securities due to a blackout period; and

•
undertake to provide to the Company such information as the Administrator and the Company may reasonably request to demonstrate the ability to satisfy the undertakings set forth in clauses (i) and (ii) above.

The above is not meant to restrict the rehypothecation or lending of securities held in a brokerage account; provided that the securities are permitted to be held in such account in accordance with the Insider Trading Policy.

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Pay Versus Performance
In August 2022, the SEC released the final version of its pay versus performance disclosure rules as mandated under Dodd-Frank, and other official guidance issued thereunder, and which became effective starting with fiscal year ending December 31, 2023. The final rules were codified under Item 402(v) of Regulation S-K (along with other official guidance issued, “PvP disclosure rules”) and require the Company to provide the following tabular and narrative disclosures.

Pay Versus Performance

The below table sets forth the following information determined pursuant to the PvP disclosure rules for the previous three fiscal years (i) the total and average total compensation set forth in the Summary Compensation Table (“SCT”) for the Chief Executive Officer and the named executive officers as a group (excluding the Chief Executive Officer), respectively, (ii) the total and average total “compensation actually paid” (as determined in accordance with the PvP disclosure rules) for the Chief Executive Officer and the named executive officers as a group (excluding the Chief Executive Officer), respectively, and (iii) the Company’s cumulative Total Shareholder Return (“Cumulative TSR”).

					Value of Initial Fixed $100 Investment Based on(4):
Year(a)(1)	SCT Total for PEO(b)	Compensation Actually Paid to PEO(c)(2)	Average SCT Total for Non-PEO Named Executive Officers(d)(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(e)(2)	Total Shareholder Return(f)	Net Loss (thousands) (h)
2023	$545,259	$(5,326,369)	$555,134	$39,978	$1.37	$(104,886)
2022	$26,423,093	$(68,061,530)	$5,142,309	$(5,408,957)	$2.24	$(438,875)

2021	$75,339,231	$(152,876,793)	$10,400,790	$(19,094,910)	$32.73	$(187,925)

(1).	Mr. Paradise served as Principal Executive Officer (“PEO”) for all three years. The following individuals served as the Non-PEO NEOs for the covered years:
a.	For 2023, Messrs. Chafkin, Roswig, Dahlinghaus, and Ms. Edelman.
b.	For 2022, Messrs. Chafkin, Roswig, Lee and Bhardwaj and Ms. Edelman.
c.	For 2021, Messrs. Bhardwaj, Chafkin, Lee, and Henry, and Mses. Fritz-Bianchi and Aquirre.
(2).
Represents Compensation Actually Paid (“CAP”) for our PEO and average CAP for our Non-PEO NEOs as a group, as computed in accordance with the PvP disclosure rules (determined as set forth below). The dollar amounts do not reflect the amounts of compensation ultimately earned or realized by our NEOs during the covered years.

(3).	Amounts reflected in this column represents the average “Total Compensation” from the SCT and CAP for our Non-PEO NEOs as a group for the covered years.
(4).
These columns reflect the Company’s Cumulative TSR and our Peer Group Cumulative TSR for each measurement period from December 17, 2020 (our first trading day) through December 31, 2023. We have assumed that dividends have been reinvested. The resulting amounts assume that $100 was invested on December 17, 2020, in each of our Class A Common Stock and the stocks of our PvP Peer Group.

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CAP is determined by taking the “Total Compensation” column amount from the SCT for each covered fiscal year and adjusting as follows for our PEO and Non-PEO NEOs, respectively:

Adjustments to Determine CAP for PEO
Covered Fiscal Year	2023	2022	2021
SCT Total for PEO	$545,259	$26,423,093	$75,339,231

Pension Adjustments
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	$—	$—	$—
Add pension value attributable to covered fiscal year’s “service cost”	$—	$—	$—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	$—	$—	$—
Equity Adjustments(i)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	$—	$(25,875,000)	$(70,776,870)
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$—	$14,680,688	$30,852,000
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	$—	$—	$—
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$(6,040,542)	$(35,950,016)	$(170,748,816)
Add/Subtract the change in fair value from the prior year-end to the vesting date for equity awards granted in prior fiscal years that vested during covered fiscal year	$168,914	$(16,488,295)	$(17,542,338)
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during covered fiscal year	$—	$(30,852,000)	$—
Add incremental fair value (as of modification date) of equity awards modified during covered fiscal year	$—	$—	$—
Add dividends or other earnings paid on equity awards during covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	$—	$—	$—
TOTAL ADJUSTMENTS	$(5,871,628)	$(94,484,623)	$(228,216,024)
CAP	$(5,326,369)	$(68,061,530)	$(152,876,793)

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Adjustments to Determine Average CAP for Non-PEO Named Executive Officers as a Group
Covered Fiscal Year	2023	2022	2021
Average SCT Total for Non-PEO Named Executive Officers	$555,134	$5,142,309	$10,400,790

Pension Adjustments
Subtract “Change in Actuarial Present Value” reported in the SCT for the covered fiscal year	$—	$—	$—
Add pension value attributable to covered fiscal year’s “service cost”	$—	$—	$—
Add pension value attributable to the entire “prior service cost” of benefits granted (or credit for benefits reduced) in a plan amendment made in the covered fiscal year attributable to prior service periods	$—	$—	$—
Equity Adjustments(i)
Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	$(100,635)	$(4,583,100)	$(9,680,536)
Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	$69,007	$1,212,551	$4,604,258
Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	$—	$138,192	$—
Add/Subtract the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	$(401,365)	$(1,713,869)	$(5,649,706)
Add/Subtract the change in fair value from the prior year-end to the vesting date for equity awards granted in prior fiscal years that vested during covered fiscal year	$(37,011)	$(1,163,553)	$(2,218,885)
Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during covered fiscal year	$(45,152)	$(4,441,487)	$(16,550,831)
Add incremental fair value (as of modification date) of equity awards modified during covered fiscal year	$—	$—	$—
Add dividends or other earnings paid on equity awards during covered fiscal year prior to vesting date of award that are not otherwise included in the total compensation for the covered fiscal year	$—	$—	$—
TOTAL ADJUSTMENTS	$(515,157)	$(10,551,266)	$(29,495,700)
CAP	$39,978	$(5,408,957)	$(19,094,910)

(i)
The fair value or incremental fair value of all incentive equity awards is determined in accordance with ASC 718, “Compensation – Stock Compensation,” generally using the same assumptions used in determining the grant date fair value of our equity awards reflected in the Summary Compensation Table. Notwithstanding the foregoing, in order to properly value the option awards and market-based awards, we made appropriate adjustments to the grant date assumptions in our Black-Scholes and Monte Carlo valuation models, respectively. For our Black-Scholes model, we adjusted the assumptions to reflect changes in the stock price historical and implied volatility, expected life (including remaining vesting periods, remaining expiration periods and option gain levels), dividend yield and risk-free interest rates as of each measurement date. For our Monte Carlo model, we adjusted the assumptions to reflect changes in the stock price, historical and implied volatility, and risk free interest rates as of the relevant measurement date. The value of outstanding performance-based awards in the covered fiscal year is based upon the probable outcome of the performance conditions as of the last day of the fiscal year.

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Narrative to the Pay versus Performance Table
As noted above, we are required to provide the above tabular and below narrative disclosures in order to comply with Item 402(v) of Regulation S-K. To view the data that our Compensation Committee finds most valuable in designing and administering our executive compensation program, see our disclosures under the “Compensation Discussion and Analysis” section of this proxy statement, which describe in detail how our current pay practices reflect our pay philosophy.
The following provides a description of the relationship between the CAP for our PEO and the average CAP of our Non-PEO named executive officers and the performance measures disclosed in the above table.
Relationship between CAP and the Company’s Cumulative TSR for FY 2021-2023
The following graphic depicts the relationship of the CAP received by our PEO and other NEOs in 2021, 2022 and 2023 to the Company’s Cumulative TSR.

CAP vs. Cumulative TSR 2021 - 2023
$20.0
$-
$(20.0)
$(40.0)
$(60.0)
$(80.0)
$(100.0)
$(120.0)
$(140.0)
$(160.0)
$(180.0)
Compensation Actually Paid (CAP, $Mil)
$130
$110
$90
$70
$50
$30
$10
$(10)
$(30)
$(50)
$(70)
Indexed Total Shareholder Return
2021
2022
2023
$33
$2
$1
CAP to PEO
Avg. CAP to Other NEOs
Co. TSR

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Relationship between CAP and Company Net Loss over FY 2021-2023
The following graphic depicts the relationship of the CAP received by our PEO and other NEOs in 2021, 2022 and 2023 to the Company’s Net Loss.

CAP vs. Net Loss
Compensation Actually Paid (CAP, $Mil)
$400.0
$300.0
$200.0
$100.0
$-
$(100.0)
$(200.0)
Net Loss ($Thousands)
$0
($50,000)
($100,000)
($150,000)
($200,000)
($250,000)
($300,000)
($350,000)
($400,000)
($450,000)
($500,000)
$(187,925)
$(438,875)
$(104,886)
2021
2022
2023
CAP to PEO
Avg. CAP to Non-PEO NEOs
Net Loss

All information provided above under the “Pay Versus Performance Disclosures” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

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Equity Compensation Plan Information
The following table sets forth certain information, as of December 31, 2023, concerning shares of our Class A Common Stock authorized for issuance under the Omnibus Plan and the ESPP.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a) (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b) ($)(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c) (#)(2)
Equity compensation plans approved by stockholders(3)	3,148,262	$67.71	2,863,603
Equity compensation plans not approved by stockholders	—	—	—
Total	3,148,262	$67.71	2,863,603

(1)	Reflects the weighted average exercise price of outstanding stock options. Outstanding restricted stock units are not included as such awards do not have an exercise price.
(2)
Includes 2,152,407 shares available for issuance under the Omnibus Plan and 711,196 shares available for issuance under the ESPP. Pursuant to the evergreen provision in the Omnibus Plan, the number of Class A shares available for issuance increases automatically on January 1 of each calendar year beginning in 2021 in an amount equal to the lesser of (i) 5% of the aggregate number of outstanding shares of our Class A Common Stock on the final day of the immediately preceding calendar year and (ii) such smaller number of shares determined by our Board. As of January 1, 2024, 903,395 shares of Class A Common Stock were added to the Omnibus Plan share reserve pursuant to the evergreen provision. Pursuant to the evergreen provision in the ESPP, the number of Class A shares available for issuance increases automatically on January 1 of each calendar year of the Company beginning in 2021 in an amount equal to 1% of the aggregate number of outstanding shares of our Class A Common Stock on the final day of the immediately preceding calendar year. As of January 1, 2024, an additional 9,034 shares of Class A Common Stock were added to the share reserve as pursuant to the evergreen provision.

(3)
Includes 701,833 outstanding stock options and 2,497,773 outstanding restricted stock units under the Omnibus Plan. Amounts reported do not include 51,344 outstanding options assumed under the Omnibus Plan as Substitute Awards in connection with the Business Combination. The Substitute Award Options have a weighted average exercise price of $7.80.

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The following table sets forth certain information, as of December 31, 2023, concerning shares of our Class B Common Stock authorized for issuance under the Omnibus Plan.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a) (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b) ($)(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c) (#)(2)
Equity compensation plans approved by stockholders(3)	498,000	$353.60	448,862
Equity compensation plans not approved by stockholders	—	—	—
Total	498,000	$353.60	448,862

(1)	Reflects the weighted average exercise price of outstanding stock options.
(2)
As of December 31, 2023, 448,862 shares of Class B Common Stock remained available for issuance under the Omnibus Plan. Pursuant to the evergreen provision in the Omnibus Plan, the number of Class B shares available for issuance increases automatically on January 1 of each calendar year beginning in 2021 in an amount equal to the lesser of (i) 5% of the aggregate number of outstanding shares of our Class B Common Stock on the final day of the immediately preceding calendar year and (ii) such smaller number of shares determined by our Board. Pursuant to the evergreen provision in the Omnibus Plan, as of January 1, 2024, 171,503 shares of Class B Common Stock were added to the share reserve.

(3)	Includes 498,000 outstanding stock options under the Omnibus Plan.

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AUDIT COMMITTEE REPORT
In connection with its function to oversee and monitor the Company’s financial reporting process, the Audit Committee has (1) reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2023; (2) discussed with Grant Thornton LLP (“GT”), the independent registered public accounting firm for the Company, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; (3) received the written disclosures and the letter from GT required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and (4) has discussed with GT its independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2023, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Members of the Audit Committee
Alexander Mandel (Chair)
Henry Hoffman
Kent Wakeford

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FEES OF INDEPENDENT ACCOUNTANTS
The following table presents fees for professional services rendered by GT for the year ended December 31, 2023 and EY for the years ended December 31, 2023 and 2022 (in thousands):

	2023	2022
Audit Fees(1)	$ 2,855	$ 3,925
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	$45
All Other Fees(4)	—	—
Total:	$2,855	$3,970

(1)
“Audit Fees” consist of fees and expenses billed for professional services rendered for the audit of our consolidated financial statements, audit of our internal control over financial reporting and services that were provided by GT beginning June 2023 and EY from January 2021 through June 2023 in connection with regulatory filings.

(2)
“Audit-Related Fees” consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	“Tax Fees” consist of fees billed for professional services relating to domestic and international tax advisory services.
(4)
“All Other Fees” consist of fees billed for products and services provided by GT beginning June 2023 and EY from January 2021 through June 2023 other than those disclosed above, which relate to subscription fees paid for access to online accounting research software applications.

Pre-Approval Policies and Procedures
The Audit Committee has sole authority to engage and determine the compensation of our independent registered public accounting firm. The Audit Committee is also directly responsible for evaluating the independent registered public accounting firm, reviewing, and evaluating the lead partner of the independent registered public accounting firm and overseeing the work of the independent registered public accounting firm. The Audit Committee annually pre-approves services to be provided by GT and considers and is required to pre-approve the engagement of GT for the provision of other services during the year. For each proposed service, the independent registered public accounting firm is required to provide detailed supporting documentation at the time of approval to permit the Audit Committee to make a determination as to whether the provision of such services would impair the independent registered public accounting firm’s independence, and whether the fees for the services are appropriate. All of the fees for audit, audit-related, tax and other services performed by GT in 2023 were pre-approved by the Audit Committee in accordance with the pre-approval policies and procedures described in this paragraph.

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RATIFICATION OF RETENTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024 (PROPOSAL NO. 2)
Effective June 16, 2023 (the “Dismissal Date”), the Audit Committee dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.
The audit reports of EY on the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2021, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except the December 31, 2022 EY report included an explanatory paragraph related to the restatement of the 2021 and 2020 financial statements.
During the fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through the Dismissal Date, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and EY on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference thereto in its audit reports on the financial statements of the Company for such years.
During the fiscal years ended December 31, 2022 and December 31, 2021, and through June 16, 2023, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K, except with respect to (1) the disclosure of material weaknesses in internal control over financial reporting, which all remain unremediated as of December 31, 2022, related to (i) risk assessment, in which our risk management process: (a) did not adequately identify financial statement risks related to the Company’s exposure to indirect taxes that impacted the indirect tax liability in our consolidated balance sheets and resulted in a restatement of our previously issued consolidated financial statements, and (b) did not timely identify third party service organizations on which we rely that were not planning to issue System Organization Controls (“SOC”) reports, or issued SOC reports with qualified opinions, (ii) information technology general controls, in which we did not maintain sufficient: (a) user access controls to ensure appropriate segregation of duties and adequately restrict user and privileged access to financial applications, programs, and data to appropriate Company personnel, and (b) program change management controls to ensure that information technology program and data changes affecting financial information technology applications and underlying records are identified, tested, authorized, and implemented appropriately, and (iii) internal control over accounting processes, in which our controls designed to properly evaluate certain accounting processes, including where management review was involved, did not operate effectively due to the lack of sufficient documentation or evidence retained to demonstrate management’s review, and (2) the Company’s: (i) restatement of its Consolidated Balance Sheet as of December 31, 2021, and the related Consolidated Statements of Operations and Comprehensive Loss, Changes in Stockholders’ Equity, and Consolidated Statements of Cash Flows for the year ended December 31, 2021, (ii) restatement of its Unaudited Quarterly Financial Data for the three quarters of the year ended December 31, 2022, (iii) restatement of its Unaudited Quarterly Financial Data for each quarter of the year ended December 31, 2021, and (iv) amendment of its Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2021, all of which restatements and amendments have been included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The above reportable events were discussed between the Audit Committee and EY, and EY has been authorized by the Company to respond fully to inquiries by Grant Thornton LLP, the successor registered public accounting firm of the Company, concerning the reportable events.
Our Audit Committee retained Grant Thornton LLP on June 16, 2023 as our independent registered public accounting firm for the year ending December 31, 2023. During the fiscal years ended December 31, 2022 and December 31, 2021, and through June 16, 2023, neither the Company, nor anyone on its behalf, consulted Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company and neither a written report nor oral advice was provided to the Company that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Our Audit Committee has again retained Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2024. A proposal will be presented at the Annual Meeting to ratify this retention. Ratification of the retention of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of all of shares present in person or represented by proxy at the Annual Meeting. If the stockholders fail to ratify such selection, another independent registered public accounting firm will be considered by our Audit Committee, but the Audit Committee may nonetheless choose to engage Grant Thornton LLP. Even if the retention of Grant Thornton LLP is ratified, the

39

Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We have been advised that a representative of Grant Thornton LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and, if such person chooses to do so, make a statement.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE RETENTION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024.

40

AMENDMENT OF THE COMPANY’S CHARTER TO GIVE THE BOARD AUTHORITY TO FILL VACANCIES WITHOUT A WAITING PERIOD (PROPOSAL NO. 3)
Our Board is requesting that stockholders approve amendments to our Charter that will exclusively authorize the Board to fill vacancies on the Board.
Purpose and Effect of the Proposed Amendments
Article VIII of the Charter provides that any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by the stockholders of the Company with two-thirds of the voting power of the shares of capital stock of the Company unless any such vacancy or newly created directorships remains unfilled for at least sixty (60) days, in which case such vacancy or newly created directorships may also be filled by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director. As a result, it is not possible to recruit and invite qualified individuals to join the Board between meetings of the stockholders without having to wait sixty days or incurring the expense and delay of holding a meeting of stockholders for the election of such person. This limitation may significantly restrict the Company’s ability to enhance the effectiveness and contribution of the Board. The proposed amendments would change this provision to provide the Board with the power to fill any vacancies on the Board by a vote of the majority of the remaining directors, although less than a quorum, or by a sole remaining director.
Accordingly, the Company proposes to amend the Charter as permitted by the General Corporation Law of the State of Delaware in order to enable it to take advantage of opportunities to augment the Board. If approved, the proposed amendments will amend the Vacancies; Newly Created Directorships section of Article VIII of the Charter as shown below (proposed deletions are shown by strikethrough text):
(D) Vacancies; Newly Created Directorships. Subject to the rights of holders of any series of Preferred Stock ~~and subject to Section 1.1(d) of that certain Director Nomination Agreement, dated December 16, 2020, between the Corporation and Eagle Equity Partners II, LLC~~, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled~~: (i) prior to the Voting Threshold Date, solely by the stockholders of the Corporation with the Requisite Stockholder Consent unless any such vacancy or newly created directorships remains unfilled for at least sixty (60) days, in which case such vacancy or newly created directorships may also be filled~~ by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director~~; or (ii) on or after the Voting Threshold Date solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director~~.
Annex A shows the proposed deletions to the Charter by strikethrough text.
The proposed amendments are intended to provide the Board with greater flexibility to manage the Company. For example, should we identify an exceptional person to fill a vacancy on the Board, this would enable our Board to respond efficiently by filling the resulting vacancy with such person immediately, without having to wait sixty days or incurring the expense and delay of holding a meeting of stockholders for the election of such person. In addition, because the Board would have the sole power and authority to fill any vacancies, this would allow the Board to fill vacancies with directors who support the agenda of the incumbent directors in the face of a takeover threat. Providing the Board with such sole power and authority may discourage a takeover that could otherwise result in a premium price to stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” AMENDMENT OF THE COMPANY’S CHARTER TO GIVE THE BOARD AUTHORITY TO FILL VACANCIES WITHOUT A WAITING PERIOD

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QUESTIONS AND ANSWERS ABOUT THE
ANNUAL MEETING
Why did you send me this Proxy Statement?
We sent you this proxy statement because the Board is soliciting your proxy to vote at the Annual Meeting to be held on December 9, 2024, at 10:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/SKLZ2024 and at any postponements or adjournments of the Annual Meeting. This proxy statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.
Who can vote at the Annual Meeting?
Only stockholders as of the Record Date are entitled to vote at the Annual Meeting. The Record Date to determine stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on October 7, 2024. On the Record Date, there were 14,438,426 shares of Class A Common Stock and 3,430,063 shares of Class B Common Stock outstanding. Our Class A Common Stock and Class B Common Stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Each share of Class A Common Stock is entitled to one vote on each proposal and each share of Class B Common Stock is entitled to 20 votes on each proposal. Our Class A Common Stock and Class B Common Stock are collectively referred to in this proxy statement as our “Common Stock.” We do not have cumulative voting rights for the election of directors.
How many shares must be present to conduct the Annual Meeting?
We must have a quorum present in person or by proxy to conduct the Annual Meeting. A quorum is established when the holders of a majority in voting power of shares of Common Stock of the Company issued and outstanding and entitled to vote at the meeting is present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes (as described below) are counted for purposes of determining whether a quorum is present.
What matters are to be voted on at the Annual Meeting?
The agenda for the Annual Meeting is to:
1.	Elect seven director nominees named in this proxy statement to serve on the Board;
2.	Ratify the retention of Grant Thornton LLP as our independent registered public accounting firm for 2024;
3.	Approve an amendment to the Company’s Charter to give the Board discretionary authority to fill vacancies in the Board without a waiting period; and
4.	Conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.
As of the date of this proxy statement, we do not know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.
How does the Board recommend that I vote?
The Board recommends that you vote:
1.	FOR the election of each of our director nominees named in this proxy statement; and
2.	FOR the ratification of the retention of Grant Thornton LLP as our independent registered public accounting firm for 2024; and
3.	FOR the approval of an amendment to the Company’s Charter to give the Board discretionary authority to fill vacancies in the Board without a waiting period.
How do I vote at the Annual Meeting?
Stockholders of record, who hold shares registered in their names, can vote by:

Internet www.proxyvote.com	Calling 1-800-690-6903 Toll-free from the U.S. or Canada	Mail Return the signed proxy card
Telephone and internet voting facilities for stockholders of record will be available 24 hours a day. You may vote over the telephone or via the Internet until 8.59 p.m. Pacific Time (11:59 p.m. Eastern Time) on December 8, 2024.
Stockholders of record and beneficial stockholders (following the directions below) may vote online during the Annual Meeting. You may cast your vote electronically during the Annual Meeting using the 16-digit control number included in the Notice, Materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number.
Beneficial owners, who own shares through a bank, brokerage firm, or other nominee, can submit their voting instructions by returning the voting instruction form, or by

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following the instructions for voting via telephone or the internet, as provided by the bank, broker, or other nominee. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.
Even if you plan to participate in our Annual Meeting via virtual web conference, please cast your vote as soon as possible.
Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been signed and dated. If you vote your shares via the Internet, by telephone or by executing and returning a proxy card by mail but you do not provide specific instructions with respect to the proposals, your shares will be voted FOR the director nominees named in this proxy statement and FOR Proposals No. 2 and 3.
As of the date of this proxy statement, we do not know of any matters to be presented at the Annual Meeting except those described in this proxy statement. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.
During the Annual Meeting, a list of stockholders entitled to vote will be available for examination at www.virtualshareholdermeeting.com/SKLZ2024. The list will also be available for 10 days prior to the Annual Meeting at our office in Las Vegas, Nevada at 6625 Badura Avenue, Las Vegas, Nevada 89118.
What does it mean if I receive more than one Notice?
You may receive more than one Notice, more than one e-mail or multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one Notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each Notice that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those Notices).
May I change my vote?
Yes. You may revoke your proxy at any time before it is voted at the Annual Meeting. To change your voting instructions, if you are a stockholder of record, you may submit another later dated proxy by telephone, Internet or mail or by voting your shares electronically on the virtual meeting platform at the Annual Meeting (your attendance at the Annual Meeting will not, by itself, revoke your proxy; you must vote in person at the Annual Meeting to revoke your proxy). If you are a beneficial owner and your shares are held in street name, you may change your voting instructions by submitting new voting instructions to your bank, broker, trustee or nominee, or if you have obtained a legal proxy from such entity giving you the right to vote your shares, you may change your vote by attending the Annual Meeting and voting electronically on the virtual meeting platform.
What vote is required to elect directors and approve the other matters described in this Proxy Statement?
Because this is an uncontested election, the director nominees must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee) (Proposal No. 1). Abstentions and broker non-votes will have no effect on the outcome of the election of directors. In an uncontested election, our Bylaws provide that any incumbent director that fails to receive a majority of votes cast shall immediately tender his or her resignation. Our Board, in a process managed by the Nominating Committee and following a recommendation by that committee, must decide whether or not to accept the tendered resignation.
For the ratification and retention of Grant Thornton LLP as our independent registered public accounting firm (Proposal No. 2), a majority of the votes cast by the holders of the shares of stock present or represented by proxy at the meeting and voting affirmatively or negatively on such matter will be required for approval. Abstentions and broker non-votes will have no effect on the outcome of the proposal. Absent specific instructions on Proposal No. 2, brokers are permitted to exercise voting discretion with respect to such proposal.
For the approval an amendment to the Company’s Charter to give the Board discretionary authority to fill vacancies in the Board without a waiting period. (Proposal No. 3), the affirmative vote of the holders of a majority of the voting power of the then outstanding shares will be required. Accordingly, abstentions and broker non-votes (if any) will have the same effect as votes against the proposal.
For additional information about broker non-votes see “How do I vote if my bank or broker holds my shares in ‘street name’?”
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered in your name on the Company’s books and records or with our transfer agent, you are the “stockholder of record” of those shares, and this proxy statement and accompanying materials have been provided directly to you by the Company. On the other hand, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial

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intermediary will automatically put your shares into “street name” which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee’s name and not in your name, but will keep records showing you as the “beneficial owner.” If you hold shares beneficially in street name, this proxy statement and accompanying materials have been forwarded to you by your broker, bank or other holder of record.
How do I vote if my bank or broker holds my shares in “street name”?
If you hold your shares in “street name” through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should refer to the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters (Proposal No. 2) but will not be permitted to exercise voting discretion with respect to non-routine matters (Proposals No. 1 and 3). Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal No. 2, your shares will be voted in such entity’s discretion. If you do not give your bank, broker or nominee specific instructions with respect to Proposals No. 1 or 3, your shares will not be voted on such proposal. This is called a “broker non-vote.” Shares represented by such broker non-votes will be counted in determining whether there is a quorum. We urge you to promptly provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the Annual Meeting.
How will the votes be counted at the Annual Meeting?
The votes will be counted by the inspector of election appointed for the Annual Meeting.
How will the Company announce the voting results?
The Company will report the final results of the voting at the Annual Meeting in a filing with the SEC on a Current Report on Form 8-K.
Who pays for the Company’s solicitation of proxies?
The Board is soliciting your proxy to vote your shares of Common Stock at our Annual Meeting. We have engaged Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and to provide voting and tabulation services for the Annual Meeting for an estimated cost of $25,000, plus expenses. We will bear the cost of soliciting proxies on behalf of the Company, including preparing, printing and mailing this proxy statement. Proxies may be solicited personally, by mail, email or by telephone by certain of our directors, officers, employees or representatives. Our directors and employees will not be paid any additional compensation for soliciting proxies. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy solicitation materials.
What is “householding” and how does it work?
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the Notice, proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to Skillz Inc., 6625 Badura Avenue, Las Vegas, Nevada 89118, Attention: Investor Relations.

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How do I participate in the Annual Meeting?
We are hosting the Annual Meeting through a virtual web conference. You will not be able to attend the meeting in person. You will be able to attend the virtual annual meeting, vote your shares electronically, and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/SKLZ2024 and entering your 16-digit control number included in your Notice, on your proxy card, or on any additional voting instructions accompanying these proxy materials. The Annual Meeting will begin promptly at 10:00 a.m. Pacific Time. Online check-in will be available beginning at 9:30 a.m. Pacific Time. Please allow ample time for the online check-in process. Please be assured that you will be afforded the same rights and opportunities to participate in the virtual meeting as you would at an in-person meeting.
As part of the Annual Meeting, we will hold a question and answer session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/SKLZ2024. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Are there rules of conduct for the Annual Meeting?
Yes, the rules of conduct for the Annual Meeting will be available by visiting www.virtualshareholdermeeting.com/ SKLZ2024. The rules of conduct will provide information regarding the rules and procedures for participating in the Annual Meeting.

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STOCKHOLDER PROPOSALS FOR 2025
ANNUAL MEETING OF STOCKHOLDERS
Stockholders who intend to present proposals at the Company’s annual meeting of stockholders in 2025 which will be included in our proxy statement pursuant to Rule 14a-8 under the Exchange Act must send notice of their proposal to us so that we receive it no later than June [], 2025 and must otherwise comply with the requirements of Section 14a-8. Stockholders who intend to present proposals or nominations at the annual meeting of stockholders in 2025 other than pursuant to Rule 14a-8 (which will not be included in our proxy statement) must comply with the notice provisions in our Bylaws and the requirements under newly enacted Rule 14a-19. Under these requirements, the notice required under our Bylaws must be submitted between August 11, 2025 and September 10, 2025. Stockholder proposals should be addressed to Skillz Inc., 6625 Badura Avenue, Las Vegas, Nevada 89118, Attention: Nikul D. Patel, Interim General Counsel.
OTHER MATTERS
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.
Upon written request by any stockholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which we filed with the SEC, including Skillz’s consolidated financial statements. If the person requesting the report was not a stockholder of record on October 7, 2024, the request must contain a good faith representation that he or she was a beneficial owner of our Common Stock at the close of business on that date. Requests should be addressed to Skillz Inc., 6625 Badura Avenue, Las Vegas, Nevada 89118, Attention: Nikul D. Patel, Interim General Counsel.
YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE TODAY BY TELEPHONE, VIA THE INTERNET OR BY MAIL.

By Order of the Board of Directors,

Nikul D. Patel Interim General Counsel

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ANNEX A
PROPOSED FORM OF CERTIFICATE OF FIFTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
SKILLZ INC.
Pursuant to the General Corporation Law of the
State of Delaware
[•], 2024
Skillz Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
1. The original name of the corporation was Flying Eagle Acquisition Corp. and the date of the filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was January 15, 2020.
~~1~~2. This Fifth Amended and Restated Certificate of Incorporation, which restates, integrates and further amends the certificate of incorporation of this corporation as heretofore amended and restated, has been duly adopted by the corporation in accordance with Sections 242 and 245 of the DGCL.
~~2~~3. The certificate of incorporation of this corporation is hereby amended and restated in its entirety to read as follows:
ARTICLE I
NAME
The name of the corporation is “Skillz Inc.” (hereinafter called the “Corporation”).
ARTICLE II
REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is c/o Corporation Service Company, 251 Little Falls Drive, Wilmington New Castle County, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware or any applicable successor act thereto, as the same may be amended from time to time (the “DGCL”).
ARTICLE IV
CAPITAL STOCK
The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 41,250,000 shares, consisting of (a) 31,250,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”), including (i) 25,000,000 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), and (ii) 6,250,000 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), and (b) 10,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”). The number of authorized shares of Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below (i) the number of shares thereof then outstanding and (ii) with respect to the Class A Common Stock, the number of shares of Class A Common Stock reserved pursuant to Section 8 of Part A of this Article IV) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then outstanding shares of capital stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL.
The following is a statement of the designations and the powers, preferences, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.
Effective as of the effectiveness of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation filed on June 23, 2023, with the Office of the Secretary of State of the State of Delaware (the “Reverse Stock Split Effective Time”), a one-for-20 reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which (i) each 20 shares of Class A Common Stock issued and outstanding (and held in treasury) immediately prior to the Reverse Stock Split Effective Time shall be automatically reclassified and

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combined into one validly issued, fully-paid and non-assessable share of Class A Common Stock and shall represent one share of Class A Common Stock from and after the Reverse Stock Split Effective Time and (ii) each 20 shares of Class B Common Stock issued and outstanding (and held in treasury) immediately prior to the Reverse Stock Split Effective Time shall be automatically reclassified and combined into one validly issued, fully-paid and non- assessable share of Class B Common Stock and shall represent one share of Class B Common Stock from and after the Reverse Stock Split Effective Time, in each case, as authorized by this Article IV without any action by the Corporation or the holder thereof upon the Reverse Stock Split Effective Time(such reclassification and combination of shares as described in clauses (i) and (ii), the “Reverse Stock Split”). Notwithstanding the prior sentence, no fractional shares shall be issued at the Reverse Stock Split Effective Time as a result of the Reverse Stock Split and, in lieu thereof, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive cash payments in lieu of such fractional shares in an amount equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of our Common Stock on the NYSE on the date on which the Effective Time of the Reverse Stock Split occurs. Each stock certificate that, immediately prior to the Reverse Stock Split Effective Time, represented shares of Class A Common Stock or Class B Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall, from and after the Reverse Stock Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of Class A Common Stock or Class B Common Stock, as applicable, after the Reverse Stock Split Effective Time into which the shares of Class A Common Stock or Class B Common Stock, as applicable, formerly represented by such certificate shall have been reclassified in the Reverse Stock Split, provided, however, that each person of record holding a certificate that represented shares of Class A Common Stock or Class B Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Class A Common Stock or Class B Common Stock, as applicable, after the Reverse Stock Split Effective Time into which the shares of Class A Common Stock or Class B Common Stock, as applicable, formerly represented by such certificate shall have been reclassified in the Reverse Stock Split.
A. CLASS A COMMON STOCK AND CLASS B COMMON STOCK.
Unless otherwise indicated, references to “Sections” or “Subsections” in this Part A of this Article IV refer to sections and subsections of Part A of this Article IV.
1. Equal Status; General. Except as otherwise provided in this Fifth Amended and Restated Certificate of Incorporation (as amended and/or restated from time to time, including pursuant to any Preferred Stock Designation (as defined below), this “Amended and Restated Certificate of Incorporation”) or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights, privileges and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution, distribution of assets or winding up of the Corporation), share ratably and be identical in all respects and as to all matters. The voting, dividend, liquidation and other rights, powers and preferences of the holders of Class A Common Stock and Class B Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock of any series as may be designated by the Board of Directors of the Corporation (the “Board”) upon any issuance of the Preferred Stock of any series.
2. Voting. Except as otherwise required by applicable law, at all meetings of stockholders and on all matters submitted to a vote of stockholders of the Corporation generally, each holder of Class A Common Stock, as such, shall have the right to one (1) vote per share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock, as such, shall have the right to twenty (20) votes per share of Class B Common Stock held of record by such holder. Except as otherwise required by applicable law or provided in this Amended and Restated Certificate of Incorporation, the holders of shares of Class A Common Stock and Class B Common Stock, as such, shall (a) at all times vote together as a single class on all matters (including the election of directors) submitted to a vote of the stockholders of the Corporation generally, (b) be entitled to notice of any stockholders’ meeting in accordance with the Amended and Restated Bylaws of the Corporation, as the same may be amended and/or restated from time to time (the “Bylaws”), and (c) be entitled to vote upon such matters and in such manner as may be provided by applicable law; provided, however, that, except as otherwise required by applicable law, holders of Class A Common Stock and Class B Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) that relates solely

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to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are exclusively entitled, either separately or together with the holders of one or more other such series of Preferred Stock, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation or applicable law. There shall be no cumulative voting.
3. Dividend and Distribution Rights. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board out of any assets of the Corporation legally available therefor; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock or Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares), then holders of Class A Common Stock shall be entitled to receive shares of Class A Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), and holders of Class B Common Stock shall be entitled to receive shares of Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), with holders of shares of Class A Common Stock and Class B Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock or Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), as applicable. Notwithstanding the foregoing, the Board may pay or make a disparate dividend or distribution per share of Class A Common Stock or Class B Common Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if such disparate dividend or distribution is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
4. Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock or Class B Common Stock may not be subdivided, combined or reclassified unless the shares of the other class is concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
5. Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of Preferred Stock then outstanding, upon the dissolution, distribution of assets, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably all assets of the Corporation available for distribution to its stockholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution, distribution of assets or winding up is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
6. Certain Transactions.
6.1 Merger or Consolidation. In the case of any distribution or payment in respect of the shares of Class A Common Stock or Class B Common Stock, or any consideration into which such shares are converted, upon the consolidation or merger of the Corporation with or into any other entity, such distribution, payment or consideration that the holders of shares of Class A Common Stock or Class B Common Stock have the right to receive, or the right to elect to receive, shall be made ratably on a per share basis among the holders of the Class A Common Stock and Class B Common Stock as a single class; provided, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate distribution, payment or consideration in connection with such consolidation, merger or other transaction in order to reflect the special rights, powers and privileges of holders of shares of Class B Common Stock under this Amended and Restated Certificate of Incorporation (which may include, without limitation, securities distributable to the holders of, or issuable upon the conversion of, each share of Class B Common Stock outstanding immediately prior to such transaction having up to twenty (20) times the voting power of any securities distributable to the holders of, or issuable upon the conversion of, each share of Class A Common Stock outstanding immediately prior to such transaction) or such other rights, powers, privileges or other terms that are no more favorable, in the aggregate, to the holders of the Class B Common Stock relative to the holders of the Class A Common Stock than those contained in this Amended and Restated Certificate of Incorporation.

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6.2 Third-Party Tender or Exchange Offers. The Corporation may not enter into any agreement pursuant to which a third party may by tender or exchange offer acquire any shares of Class A Common Stock or Class B Common Stock unless the holders of (a) the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class B Common Stock would receive, or have the right to elect to receive, and (b) the Class B Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class A Common Stock would receive, or have the right to elect to receive; provided, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such tender or exchange offer in order to reflect the special rights, powers and privileges of the holders of shares of the Class B Common Stock under this Amended and Restated Certificate of Incorporation (which may include, without limitation, securities exchangeable for each share of Class B Common Stock having up to twenty (20) times the voting power of any securities exchangeable for each share of Class A Common Stock) or such other rights, powers, privileges or other terms that are no more favorable, in the aggregate, to the holders of the Class B Common Stock relative to the holders of the Class A Common Stock than those contained in this Amended and Restated Certificate of Incorporation.
7. Conversion.
7.1 Optional Conversion of Class B Common Stock. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation (an “Optional Class B Conversion Event”). Before any holder of Class B Common Stock shall be entitled to convert any shares of Class B Common Stock into shares of Class A Common Stock, such holder shall surrender the certificate or certificates therefor (if any), duly endorsed, at the principal corporate office of the Corporation or of any transfer agent for the Class B Common Stock, and shall provide written notice to the Corporation at its principal corporate office, of such conversion election and shall state therein the name or names (i) in which the certificate or certificates representing the shares of Class A Common Stock into which the shares of Class B Common Stock are so converted are to be issued (if such shares of Class A Common Stock are certificated) or (ii) in which such shares of Class A Common Stock are to be registered in book- entry form (if such shares of Class A Common Stock are uncertificated). If the shares of Class A Common Stock into which the shares of Class B Common Stock are to be converted are to be issued in a name or names other than the name of the holder of the shares of Class B Common Stock being converted, such notice shall be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder shall be entitled upon such conversion (if such shares of Class A Common Stock are certificated) or shall register such shares of Class A Common Stock in book-entry form (if such shares of Class A Common Stock are uncertificated). Such conversion shall be deemed to be effective immediately prior to the close of business on the date of such surrender of the shares of Class B Common Stock to be converted following or contemporaneously with the provision of written notice of such conversion election as required by this Subsection 7.1, the shares of Class A Common Stock issuable upon such conversion shall be deemed to be outstanding as of such time, and the Person or Persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be deemed to be the record holder or holders of such shares of Class A Common Stock as of such time. Notwithstanding anything herein to the contrary, shares of Class B Common Stock represented by a lost, stolen or destroyed stock certificate may be converted pursuant to an Optional Class B Conversion Event if the holder thereof notifies the Corporation or its transfer agent that such certificate has been lost, stolen or destroyed and makes an affidavit of that fact acceptable to the Corporation and executes an agreement acceptable to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificate.
7.2 Automatic Conversion of Class B Common Stock. To the extent set forth below, each applicable share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the occurrence of an event described below (a “Mandatory Class B Conversion Event”):
(a) Transfers. Each share of Class B Common Stock that is subject to a Transfer (as defined in Section 10), other than a Permitted Transfer (as defined in Section 10), shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the occurrence of such Transfer (other than a Permitted Transfer).

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(b) Reduction in Voting Power. Each outstanding share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the first date on which the Founder, together with all other Qualified Stockholders, collectively cease to beneficially own at least 20% of the number of shares of Class B Common Stock (as such number of shares is equitably adjusted in respect of any reclassification, stock dividend, subdivision, combination or recapitalization of the Class B Common Stock) collectively held by the Founder and his Permitted Transferees as of the Effective Date.
(c) Affirmative Vote. Each outstanding share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the date specified by the affirmative vote of the holders of at least two-thirds (2/3) of the then outstanding shares of Class B Common Stock, voting as a separate class.
7.3 Certificates. Each outstanding stock certificate (if shares are in certificated form) that, immediately prior to the occurrence of a Mandatory Class B Conversion Event, represented one or more shares of Class B Common Stock subject to such Mandatory Class B Conversion Event shall, upon such Mandatory Class B Conversion Event, be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof. The Corporation shall, upon the request of any holder whose shares of Class B Common Stock have been converted into shares of Class A Common Stock as a result of an Optional Class B Conversion Event or a Mandatory Class B Conversion Event (either of the foregoing, a “Conversion Event”) and upon surrender by such holder to the Corporation of the outstanding certificate(s) formerly representing such holder’s shares of Class B Common Stock, if any (or, in the case of any lost, stolen or destroyed certificate, upon such holder providing an affidavit of that fact acceptable to the Corporation and executing an agreement acceptable to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificate), issue and deliver to such holder (or such other Person specified pursuant to Subsection 7.1) certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class B Common Stock were converted as a result of such Conversion Event (if such shares are certificated) or, if such shares are uncertificated, register such shares in book-entry form. Each share of Class B Common Stock that is converted pursuant to Subsection 7.1 or 7.2 shall thereupon automatically be retired and shall not be available for reissuance.
7.4 Policies and Procedures. The Corporation may, from time to time, establish such policies and procedures, not in violation of applicable law or the other provisions of this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation, relating to the conversion of the Class B Common Stock into Class A Common Stock, as it may deem necessary or advisable in connection therewith (it being understood, for the avoidance of doubt, that this sentence shall not authorize or empower the Corporation to expand upon the events that constitute a Mandatory Class B Conversion Event). If the Corporation has reason to believe that a Transfer or other Conversion Event giving rise to a conversion of shares of Class B Common Stock into Class A Common Stock has occurred but has not theretofore been reflected on the books of the Corporation (or in book-entry as maintained by the transfer agent of the Corporation), the Corporation may request that the holder of such shares furnish affidavits or other evidence to the Corporation as the Corporation deems necessary to determine whether a conversion of shares of Class B Common Stock to Class A Common Stock has occurred, and if such holder does not within ten (10) days after the date of such request furnish sufficient evidence to the Corporation (in the manner provided in the request) to enable the Corporation to determine that no such conversion has occurred, any such shares of Class B Common Stock, to the extent not previously converted, shall be automatically converted into shares of Class A Common Stock and the same shall thereupon be registered on the books and records of the Corporation (or in book- entry as maintained by the transfer agent of the Corporation). In connection with any action of stockholders taken at a meeting, the stock ledger of the Corporation (or in book-entry as maintained by the transfer agent of the Corporation) shall be presumptive evidence as to who are the stockholders entitled to vote in person or by proxy at any meeting of stockholders and the class or classes or series of shares held by each such stockholder and the number of shares of each class or classes or series held by such stockholder.
8. Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.
9. Protective Provisions. Unless such action is first approved by the affirmative vote (or written consent) of the holders of two-thirds (2/3rd) of the then-outstanding shares of Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law, this Amended and Restated Certificate of Incorporation or

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the Bylaws, prior to the Final Conversion Date, the Corporation shall not, whether by merger, consolidation, certificate of designation or otherwise (i) amend, alter, repeal or waive any provision of Part A of this Article IV (or adopt any provision inconsistent therewith), or (ii) except for the shares of Class B Common Stock issued pursuant to the Merger and as provided in Section 10 below, authorize, or issue any shares of, any class or series of capital stock of the Corporation entitling the holder thereof to more than (1) vote for each share thereof or entitling any class or series of securities to designate or elect directors as a class or series separate from the Class A Common Stock and Class B Common Stock.
10. Issuance of Additional Shares. From and after the Effective Date, additional shares of Class B Common Stock may be issued only to a Qualified Stockholder.
11. Definitions. For purposes of this Amended and Restated Certificate of Incorporation:
“Change of Control Transaction” means (i) the sale, lease, exchange, or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the Board, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Corporation’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Corporation), provided that any sale, lease, exchange or other disposition of property or assets exclusively between or among the Corporation and any direct or indirect subsidiary or subsidiaries of the Corporation shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination, or other similar transaction of the Corporation with any other entity, other than a merger, consolidation, business combination, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock, in each case as outstanding immediately after such merger, consolidation, business combination, or other similar transaction, and the stockholders of the Corporation immediately prior to the merger, consolidation, business combination, or other similar transaction continuing to own voting securities of the Corporation, the surviving entity or its parent immediately following the merger, consolidation, business combination, or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned of the voting securities of the Corporation immediately prior to the transaction; and (iii) a recapitalization, liquidation, dissolution, or other similar transaction involving the Corporation, other than a recapitalization, liquidation, dissolution, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock, in each case as outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Corporation immediately prior to the recapitalization, liquidation, dissolution or other similar transaction continuing to own voting securities of the Corporation, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned of the voting securities of the Corporation immediately prior to the transaction.
“Effective Date” means the date on which this Amended and Restated Certificate of Incorporation is first effective.
“Family Member” means with respect to any natural person who is a Qualified Stockholder (a) the spouse of such Qualified Stockholder, (b) the parents, grandparents, lineal descendants, siblings or lineal descendants of siblings of such Qualified Stockholder or (c) the parents, grandparents, lineal descendants, siblings or lineal descendants of siblings of the spouse of such Qualified Stockholder. Lineal descendants shall include adopted persons, but only so long as they are adopted during minority.
“Fiduciary” means a Person who (a) is an executor, personal representative, administrator, trustee, manager, managing member, general partner, director, officer or any other agent of a Person and (b) manages, controls or otherwise has decision-making authority with respect to such Person, but, in each case, only to the extent that such Person may be removed, directly or indirectly, by one or more Qualified Stockholders and replaced with another Fiduciary selected, directly or indirectly, by one or more Qualified Stockholders.
“Final Conversion Date” means the date on which no shares of Class B Common Stock shall remain outstanding.

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“Founder” means Andrew Paradise.
“Liquidation Event” means any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or any Change of Control Transaction.
“Merger” means the merger of FEAC Merger Sub Inc. with and into Skillz Inc. pursuant to that certain Agreement and Plan of Merger, dated as of September 1, 2020, by and among the Corporation, FEAC Merger Sub Inc., a Delaware corporation, Skillz Inc., a Delaware corporation and Andrew Paradise, solely in his capacity as the Stockholder Representative thereunder.
“Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.
“Permitted Entity” means:
(a) a Permitted Trust for so long as such Permitted Trust is solely for the current benefit of a Qualified Beneficiary (and, for the avoidance of doubt, notwithstanding that a remainder interest in such Permitted Trust is for the benefit of any Person other than a Qualified Beneficiary);
(b) any general partnership, limited partnership, limited liability company, corporation, public benefit corporation or other entity, in each case, for so long as such entity is exclusively owned, by (1) one or more Qualified Stockholders, (2) one or more Family Members of such Qualified Stockholders and/or (3) any other Permitted Entity of such Qualified Stockholders;
(c) any foundation or similar entity or any Qualified Charity for so long as (i) one or more Qualified Stockholders continues to, directly or indirectly, exercise Voting Control over any shares of Class B Common Stock from time to time Transferred to such foundation or similar entity or Qualified Charity, and/or (ii) a Fiduciary of such foundation or similar entity or Qualified Charity exercises Voting Control over such shares of Class B Common Stock;
(d) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code for so long as such Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust;
(e) the executor or personal representative of the estate of a Qualified Stockholder upon the death of such Qualified Stockholder solely to the extent the executor or personal representative is acting in the capacity of executor or personal representative of such estate;
(f) a revocable living trust, which revocable living trust is itself both a Permitted Trust and a Qualified Stockholder, during the lifetime of the natural person grantor of such trust; or
(g) a revocable living trust (including any irrevocable administrative trust resulting from the death of the natural person grantor of such trust) which trust is itself both a Permitted Trust and a Qualified Stockholder, following the death of the natural person grantor of such trust, solely to the extent that such shares are held in such trust pending distribution to the beneficiaries designated in such trust.
Except as explicitly provided for herein, a Permitted Entity of a Qualified Stockholder shall not cease to be a Permitted Entity solely by reason of the death of that Qualified Stockholder.
“Permitted Transfer” means, and is restricted to, any Transfer of a share of Class B Common Stock:
(a) by a Qualified Stockholder that is not a Permitted Entity to (i) one or more Family Members of such Qualified Stockholder, (ii) any Permitted Entity of such Qualified Stockholder, or (iii) any Permitted Entity of one or more Family Members of such Qualified Stockholder;
(b) by a Permitted Entity of a Qualified Stockholder to (i) such Qualified Stockholder or one or more Family Members of such Qualified Stockholder, (ii) any other Permitted Entity of such Qualified Stockholder, or (iii) any Permitted Entity of one or more Family Members of such Qualified Stockholder; or
(c) any Transfer approved in advance by the Board, or a duly authorized committee of the Board, upon a determination that such Transfer is not inconsistent with the purposes of the foregoing provisions of this definition of “Permitted Transfer.”

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For the avoidance of doubt, the direct Transfer of any share or shares of Class B Common Stock by a holder thereof to any other Person shall qualify as a “Permitted Transfer” within the meaning of this Section, if such Transfer could have been completed indirectly through one or more transactions involving more than one Transfer, so long as each Transfer in such transaction or transactions would otherwise have qualified as a “Permitted Transfer” within the meaning of this Section. For the further avoidance of doubt, a Transfer may qualify as a “Permitted Transfer” within the meaning of this Section under any one or more than one of the clauses of this Section as may be applicable to such Transfer, without regard to any proviso in, or requirement of, any other clause(s) of this Section.
“Permitted Transferee” means, as of any date of determination, a Person that is entitled to be a transferee of shares of Class B Common Stock in a Transfer that, as of such date, would constitute a Permitted Transfer.
“Permitted Trust” means a bona fide trust where each trustee is (a) a Qualified Stockholder; (b) a Family Member of a Qualified Stockholder; or (c) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies, accounting, legal or financial advisor, or bank trust departments.
“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other entity, whether domestic or foreign.
“Qualified Beneficiary” means (i) one or more Qualified Stockholders, (ii) one or more Family Members of a Qualified Stockholder and/or (iii) any other Permitted Entities of one or more Qualified Stockholders.
“Qualified Charity” means a domestic U.S. charitable organization, contributions to which are deductible for federal income, estate, gift and generation skipping transfer tax purposes.
“Qualified Stockholder” means (i) the Founder, (ii) any Person that receives Class B Common Stock in the Merger, and (iii) any Person that is a Permitted Transferee.
“Requisite Stockholder Consent” means (i) prior to the Voting Threshold Date, the action at a meeting or by written consent (to the extent permitted under this Amended and Restated Certificate of Incorporation) of the holders of a majority in voting power of the shares of capital stock of the Corporation that would then be entitled to vote in the election of directors at an annual meeting of stockholders, and (ii) on and after the Voting Threshold Date, the action at a meeting or by written consent (to the extent permitted under this Amended and Restated Certificate of Incorporation) of the holders of two-thirds (2/3rds) of the voting power of the shares of capital stock of the Corporation that would then be entitled to vote in the election of directors at an annual meeting of stockholders.
“Transfer” of a share of Class B Common Stock means, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise), including, without limitation, the transfer of a share of Class B Common Stock to a broker or other nominee or the transfer of, or entering into a binding agreement with respect to, Voting Control over such share by proxy or otherwise. A Transfer shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by a Person that received shares in a Permitted Transfer if there occurs any act or circumstance that causes such Person to no longer be a Permitted Transferee. In addition, for the avoidance of doubt, a Transfer shall be deemed to have occurred if a holder that is a partnership, limited partnership, limited liability company or corporation distributes or otherwise transfers its shares of Class B Common Stock to its partners, stockholders, members or other equity owners. Notwithstanding the foregoing, the following shall not be considered a Transfer:
(a) the granting of a revocable proxy to officers or directors of the Corporation at the request of the Board in connection with (i) actions to be taken at an annual or special meeting of stockholders, or (ii) any other action of the stockholders permitted by this Amended and Restated Certificate of Incorporation;
(b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock, which voting trust, agreement or arrangement does not involve any payment of cash, securities or other property to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner; for the avoidance of doubt, any voting trust, agreement or arrangement entered into prior to the Effective Date shall not constitute a Transfer;

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(c) the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a Transfer unless such foreclosure or similar action qualifies as a Permitted Transfer at such time;
(d) any change in the trustee(s) or the Person(s) and/or entity(ies) having or exercising Voting Control over shares of Class B Common Stock held by a Permitted Entity, provided that following such change such Permitted Entity continues to be a Permitted Entity;
(e) ~~(e)~~ (1) the assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock by a Qualified Stockholder to a grantor retained annuity trust (a “GRAT”) for which the trustee is (A) such Qualified Stockholder, (B) a Family Member of such Qualified Stockholder, (C) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies, accounting, legal or financial advisors, or bank trust departments, (D) an employee of the Corporation or a member of the Board or (E) solely in the case of any such trust established by a natural Person grantor, any other bona fide trustee; (2) the change in trustee for such a GRAT from one of the Persons identified in the foregoing subclauses (A) through (E) to another Person identified in the foregoing subclauses (A) through (E); and (3) the distribution of such shares of Class B Common Stock from such GRAT to such Qualified Stockholder (provided, however, that the distribution of shares of Class B Common Stock to any beneficiary of such GRAT except such Qualified Stockholder shall constitute a Transfer unless such distribution qualifies as a Permitted Transfer at such time);
(f) any Transfer of shares of Class B Common Stock, whether by a Qualified Stockholder or a Permitted Entity, to a broker or other nominee for so long as the transferor retains (i) Voting Control, (ii) sole dispositive power over such shares of Class B Common Stock, and (iii) the economic consequences of ownership of such shares of Class B Common Stock;
(g) entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;
(h) in connection with a Change of Control Transaction (1) the entering into a support, voting, tender or similar agreement or arrangement, (2) the granting of any proxy and/or (3) the tendering of any shares in any tender or exchange offer for all of the outstanding shares of Class A Common Stock and Class B Common Stock;
(i) due to the fact that the spouse of any holder of shares of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock; provided that any transfer of shares by any holder of shares of Class B Common Stock to such holder’s spouse, including a transfer in connection with a divorce proceeding, domestic relations order or similar legal requirement, shall constitute a “Transfer” of such shares of Class B Common Stock unless (1) otherwise exempt from the definition of Transfer, or (2) in connection with such divorce proceeding, domestic relations order or similar legal requirement, a Qualified Stockholder is entitled to retain (and for so long as a Qualified Stockholder does actually retain) either (x) the exclusive right to exercise the power to vote or direct the voting of such shares of Class B Common Stock, or (y) sole dispositive power over such shares of Class B Common Stock; and
(j) entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Liquidation Event or consummating the actions or transactions contemplated therein (including, without limitation, tendering shares of Class B Common Stock in connection with a Liquidation Event, the consummation of a Liquidation Event or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with a Liquidation Event), provided that such Liquidation Event was approved by the Board.
“Voting Control” means, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.

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“Voting Threshold Date” means the first date on which the issued and outstanding shares of Class B Common Stock represents less than 50% of the total voting power of the then outstanding shares of capital stock of the Corporation that would then be entitled to vote in the election of directors at an annual meeting of stockholders.
B. PREFERRED STOCK
Subject to Article IV, Section 9, Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.
Subject to Article IV, Section 9, authority is hereby expressly granted to the Board from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the DGCL (a “Preferred Stock Designation”), to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.
ARTICLE V
AMENDMENT OF THE CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend, alter, change, adopt or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Amended and Restated Certificate of Incorporation inconsistent with Articles IV, V, VI, VII, VIII, IX, X, XI and XII; provided further, so long as any shares of Class B Common Stock remain outstanding, the Corporation shall not, without the prior affirmative vote of the holders of two-thirds (2/3rd) of the outstanding shares of Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law or this Amended and Restated Certificate of Incorporation, directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise amend, alter, change, repeal or adopt any provision of this Amended and Restated Certificate of Incorporation (1) in a manner that is inconsistent with, or that otherwise alters or changes, any of the voting, conversion, dividend or liquidation provisions of the shares of Class B Common Stock or other rights, powers, preferences or privileges of the shares of Class B Common Stock; (2) to provide for each share of Class A Common Stock to have more than one (1) vote per share or any rights to a separate class vote of the holders of shares of Class A Common Stock other than as provided by this Amended and Restated Certificate of Incorporation or required by the DGCL; or (3) to otherwise adversely impact or affect the rights, powers, preferences or privileges of the shares of Class B Common Stock in a manner that is disparate from the manner in which it affects the rights, powers, preferences or privileges of the shares of Class A Common Stock; provided further, so long as any shares of Class A Common Stock remain outstanding, the Corporation shall not, without the prior affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class, in addition to any other vote required by applicable law or this Amended and Restated Certificate of Incorporation, directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise amend, alter, change, repeal or adopt any provision of this Amended and Restated Certificate of Incorporation (1) in a manner that is inconsistent with, or that otherwise alters or changes the powers, preferences, or special rights of the shares of Class A Common Stock so as to affect them adversely; or (2) to provide for each share of Class B Common Stock to have more than twenty (20) votes per share or any rights to a separate class vote of the holders of shares of Class B Common Stock other than as provided by this Amended and Restated Certificate of Incorporation or required by the DGCL. For the avoidance of doubt, (i) nothing in the immediately preceding provisos shall limit the rights of the Board as specified

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in Article IV, Section B (as qualified by Article IV, Section 9) or Article VI of this Amended and Restated Certificate of Incorporation, and (ii) notwithstanding anything in this Article V to the contrary, any amendment to a provision that contemplates a specific approval requirement by the stockholders (or any class of capital stock of the Corporation) in this Amended and Restated Certificate of Incorporation (including the definition of Requisite Stockholder Consent and Voting Threshold Date) shall require the greater of (x) the specific approval requirement by the stockholders (or any class of capital stock of the Corporation) contemplated in such provision, and (y) the approval requirements contemplated by this Article V.
ARTICLE VI
AMENDMENT OF THE BYLAWS
In furtherance and not in limitation of the powers conferred upon it by the DGCL, and subject to the terms of any series of Preferred Stock, the Board shall have the power to adopt, amend, alter or repeal the Bylaws of the Corporation by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board at which a quorum is present in any manner not inconsistent with the laws of the State of Delaware or this Amended and Restated Certificate of Incorporation. The stockholders may not adopt, amend, alter or repeal the Bylaws of the Corporation, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Amended and Restated Certificate of Incorporation, by the Requisite Stockholder Consent.
ARTICLE VII
CORPORATE OPPORTUNITIES
The Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, any director of the Corporation who is not an employee or officer of the Corporation or any of its subsidiaries (a “Covered Person”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.
ARTICLE VIII
BOARD OF DIRECTORS
This Article VIII is inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders.
(A) General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by law.
(B) Number of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of the directors of the Corporation shall be fixed from time to time by the Board; provided, further, that unless otherwise approved by the Requisite Stockholder Consent, the number of the directors shall not exceed nine (9). For the avoidance of doubt, no decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.
(C) Tenure. The directors shall be elected or appointed for a term of office continuing until the next annual meeting of stockholders of the Corporation. Each director shall hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation, disqualification or removal from office. Any director may resign at any time upon notice to the Corporation given in writing by any electronic transmission permitted in the Corporation’s Bylaws or in accordance with applicable law.
(D) Vacancies; Newly Created Directorships. Subject to the rights of holders of any series of Preferred Stock ~~and subject to Section 1.1(d) of that certain Director Nomination Agreement, dated December 16, 2020, between the Corporation and Eagle Equity Partners II, LLC~~, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled~~: (i) prior to the Voting Threshold Date, solely by the stockholders of the Corporation with the Requisite Stockholder Consent unless any such vacancy or newly created directorships remains unfilled for at least sixty (60) days, in which case such vacancy or newly created directorships~~

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~~may also be filled~~ by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director~~; or (ii) on or after the Voting Threshold Date solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director~~.
(E) Removal. Subject to the rights of the holders of any series of Preferred Stock expressly set forth in a Preferred Stock Designation adopted in compliance with this Amended and Restated Certification of Incorporation, any director or the entire Board may be removed from office at any time with or without cause and for any or no reason only with and immediately upon the Requisite Stockholder Consent.
(F) Committees. Pursuant to the Bylaws of the Corporation, the Board may establish one or more committees to which may be delegated any or all of the powers and duties of the Board to the full extent permitted by law.
(G) Stockholder Nominations and Introduction of Business. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.
(H) Preferred Stock Directors. During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to and in accordance with the provisions of Article IV hereof or any Preferred Stock Designation, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total number of authorized directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal. Except as otherwise provided for or fixed pursuant to and in accordance with the provisions of Article IV hereof or any Preferred Stock Designation, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, all such additional directors elected by the holders of such stock, or elected or appointed to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors shall automatically cease to be qualified as directors, the terms of office of all such directors shall forthwith terminate and the total authorized number of directors of the Corporation shall be reduced accordingly.
ARTICLE IX
ELECTION OF DIRECTORS
Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot. The vote required for election of a director by the stockholders at a meeting of stockholders shall, except in a contested election, be the affirmative vote of a majority of the votes cast in favor or against the election of a nominee at a meeting of stockholders. In a contested election, (i) the directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the holders of stock entitled to vote in such election, and (ii) stockholders shall not be permitted to vote against a nominee. An election shall be considered contested if, as the tenth (10th) preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders of the Corporation, there are more nominees for election than directorships on the Board to be filled by election at the meeting.
ARTICLE X
LIMITATION OF DIRECTOR LIABILITY
A director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or officer of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

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ARTICLE XI
INDEMNIFICATION
The Corporation may indemnify, and advance expenses to, to the fullest extent permitted by law, any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.
ARTICLE XII
CONSENT OF STOCKHOLDERS IN LIEU OF MEETING
Subject to the terms of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting; provided, that prior to the Voting Threshold Date, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand, overnight courier or by certified or registered mail, return receipt requested.
ARTICLE XIII
SPECIAL MEETING OF STOCKHOLDERS
Special meetings of stockholders for any purpose or purposes may be called at any time by the Board, the Chairperson of the Board or the Chief Executive Officer of the Corporation, and may not be called by another other Person or Persons; provided that, prior to the Final Conversion Date, special meetings of stockholders for any purpose or purposes may also be called by or at the request of stockholders of the Corporation collectively holding shares of capital stock of the Corporation with voting power sufficient to provide the Requisite Stockholder Consent. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.
ARTICLE XIV
FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum, (i) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by, or any other wrongdoing by, any current or former director, officer, other employee or stockholder of the Corporation, (3) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery, (4) any action to interpret, apply, enforce or determine the validity of any provisions of this Amended and Restated Certificate of Incorporation or the Bylaws, or (5) any other action asserting a claim governed by the internal affairs doctrine and (ii) notwithstanding anything to the contrary herein, but subject to the foregoing provisions of this Article XIV, the federal district courts of the United States shall be the exclusive forum for the resolution of any action, suit or proceeding asserting a cause of action arising under the Securities Act of 1933, as amended. If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than the applicable courts specified in the immediately preceding sentence (a “Foreign Action”) in the name of any stockholder, such stockholder shall, to the fullest extent permitted by applicable law, be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. This provision will not apply to claims arising under the Securities Exchange

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Act of 1934, as amended, or other federal securities laws for which there is exclusive federal jurisdiction. Any Person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIV.
ARTICLE XV
MISCELLANEOUS
If any provision or provisions of this Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible and without limiting any other provisions of this Amended and Restated Certificate of Incorporation (or any other provision of the Bylaws or any agreement entered into by the Corporation), the provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to, or for the benefit of, the Corporation to the fullest extent permitted by law.
To the fullest extent permitted by law, each and every Person purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) this Amended and Restated Certificate of Incorporation, (b) the Bylaws and (c) any amendment to this Amended and Restated Certificate of Incorporation or the Bylaws enacted or adopted in accordance with this Amended and Restated Certificate of Incorporation, the Bylaws and applicable law.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, this Fifth Amended and Restated Certificate of Incorporation has been executed this [•] day of [•], 2024.

Skillz Inc.

By:
Name:
Title:

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SKILLZ INC.
6625 BADURA AVE
LAS VEGAS, NV 89118

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time (8:59 P.M. Pacific Time) on December 8, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SKLZ2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time (8:59 P.M. Pacific Time) on December 8, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by phone or Internet, please do not mail back this Proxy Card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V57977-P19429 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SKILLZ INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Andrew Paradise	☐	☐	☐
1b. Anthony Cabot	☐	☐	☐
1c. Casey Chafkin	☐	☐	☐
1d. Henry Hoffman	☐	☐	☐
1e. Alex Mandel	☐	☐	☐
1f. Kent Wakeford	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2024.	☐	☐	☐
3. Approval of an amendment to the Company's Charter to give the Board discretionary authority to fill vacancies in the Board without a waiting period.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Meeting and Annual Report are available at www.proxyvote.com.

V57978-P19429

SKILLZ INC.
Annual Meeting of Stockholders
December 9, 2024 at 10:00 AM Pacific Time (1:00 PM Eastern Time)
This proxy is solicited on behalf of the Board of Directors of Skillz Inc.

The stockholder(s) hereby appoint(s) Andrew Paradise and Gaetano Franceschi, or each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SKILLZ INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Pacific Time (1:00 p.m. Eastern Time) on December 9, 2024, via the Internet through a virtual web conference at www.virtualshareholdermeeting.com/SKLZ2024 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side